                                            Filed Pursuant to Rule 497(a)
                                            Registration No. 333-53673


                    FLEXIBLE PREMIUM JOINT AND LAST SURVIVOR
                         VARIABLE LIFE INSURANCE POLICY
                                   ISSUED BY
                    GENERAL AMERICAN LIFE INSURANCE COMPANY
        700 MARKET STREET      ST. LOUIS, MO 63101      (314) 231-1700

This Prospectus describes a flexible premium joint and last survivor variable life insurance Policy ("the Policy") offered by General American Life Insurance Company ("General American" or "the Company"). The Policy is designed to provide lifetime insurance protection and at the same time provide maximum flexibility to vary premium payments and change the level of death benefits payable under the Policy. This flexibility allows an Owner to provide for changing insurance needs under a single insurance policy. An Owner also has the opportunity to allocate Net Premiums among several investment portfolios with different investment objectives.

The Policy provides for: (1) a Cash Surrender Value that can be obtained by surrendering the Policy; (2) Policy Loans; and (3) a death benefit payable at the death of the Last Insured. As long as a Policy remains in force before the younger Insured's Attained Age 100, the death benefit will not be less than the current Face Amount of the Policy. A Policy will remain in force so long as its Cash Surrender Value is sufficient to pay certain monthly charges imposed in connection with the Policy.

After the end of the "Right to Examine Policy" period, Net Premiums may be allocated to one or more of the Divisions of General American Separate Account Eleven ("the Separate Account") or in certain contracts to General American's General Account. If Net Premiums are allocated to the Separate Account, the amount of the Cash Value will vary to reflect the investment performance of the investment Divisions selected by the Owner, the Policy may lapse, and, depending on the death benefit option elected, the amount of the death benefit above the minimum may also vary with that investment performance. The Owner bears the entire investment risk for all amounts allocated to the Separate Account; there is no minimum guaranteed Cash Value.

Divisions of the Separate Account invest in corresponding Funds from the following open-end, diversified management investment companies: General American Capital Company, Russell Insurance Funds, American Century Variable Portfolios, J.P. Morgan Series Trust II, Variable Insurance Products Fund, Variable Insurance Products Fund II, and Van Eck Worldwide Insurance Trust. Funds offered from General American Capital Company include the S & P 500 Index Fund, the Money Market Fund, the Bond Index Fund, the Managed Equity Fund, the Asset Allocation Fund, the International Index Fund, the Mid-Cap Equity Fund, and the Small-Cap Equity Fund. Funds offered from Russell Insurance Funds include the Multi-Style Equity Fund, the Aggressive Equity Fund, the Non-U.S. Fund, and the Core Bond Fund. Funds offered from American Century Variable Portfolios include the Income & Growth Fund, the International Fund, and the Value Fund. Funds offered from J.P. Morgan Series Trust II include the Bond Portfolio and the Small Company Portfolio. Funds offered from Variable Insurance Products Fund include the Equity-Income Portfolio, the Growth Portfolio, the High Income Portfolio, and the Overseas Portfolio. The Fund offered from Variable Insurance Products Fund II is the Asset Manager Portfolio. The Funds offered from Van Eck Worldwide Insurance Trust are the Worldwide Hard Assets Fund and the Worldwide Emerging Markets Fund. A full description of the Funds, including the investment policies, restrictions, risks, and charges is contained in the Prospectus of each Fund.

It may not be advantageous to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium joint and last survivor variable life insurance policy.

This Prospectus must be accompanied by current Prospectuses for each Fund.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Please read this Prospectus carefully and retain it for future reference. The date of this Prospectus is July 1, 1998. The Policies are not available in all states.


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                          TABLE OF CONTENTS
                                                                        Page
Definitions                                                                1
Summary                                                                    2
The Company and the Separate Account                                       8
      The Company
      The Separate Account
      General American Capital Company
      Russell Insurance Funds
      American Century Variable Portfolios
      J.P. Morgan Series Trust II
      Variable Insurance Products Fund
      Variable Insurance Products Fund II
      Van Eck Worldwide Insurance Trust
Addition, Deletion, or Substitution of Investments                        12
Policy Benefits                                                           12
      Death Benefit
      Cash Value
Policy Rights                                                             16
      Loans
      Surrender, Partial Withdrawals and Pro Rate Surrender
      Transfers
      Portfolio Rebalancing
      Dollar Cost Averaging
      Right to Examine Policy
      Death Benefit at Attained Age 100
Payment and Allocation of Premiums                                        21
      Issuance of a Policy
      Premiums
      Allocation of Net Premiums and Cash Value
      Policy Lapse and Reinstatement
Charges and Deductions                                                    23
      Premium Expense Charges
      Monthly Deduction
      Contingent Deferred Sales Charge
      Separate Account Charges
Dividends                                                                 27
The General Account                                                       27
General Matters                                                           28
Distribution of the Policies                                              31
Federal Tax Matters                                                       32
Unisex Requirements Under Montana Law                                     35
Safekeeping of the Separate Account's Assets                              35
Voting Rights                                                             35
State Regulation of the Company                                           36
Management of the Company                                                 37
Legal Matters                                                             39
Legal Proceedings                                                         40
Experts                                                                   40
Additional Information                                                    40
Financial Statements                                                      40
Appendix A - Illustration of Death Benefits and Cash Values               42


                            DEFINITIONS

ATTAINED AGE - The Issue Age of an Insured plus the number of completed Policy Years.

BENEFICIARY - The person(s) named in the application or by later designation to receive Policy proceeds in the event of the Last Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

CASH VALUE - The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and the General Account, including the Loan Account.

CASH SURRENDER VALUE - The Cash Value of a Policy on the date of surrender, less any Indebtedness, and less any surrender charges.

DIVISION - A subaccount of the Separate Account. Each Division invests exclusively in the shares of a corresponding Fund of either General American Capital Company, Russell Insurance Funds, American Century Variable Portfolios, J.P. Morgan Series Trust II, Variable Insurance Products Fund, Variable Insurance Products Fund II, or Van Eck Worldwide Insurance Trust.

EFFECTIVE DATE - The date as of which insurance coverage begins under a policy.

FACE AMOUNT - The minimum death benefit under the Policy so long as the Policy remains in force.

FUND - A separate investment Portfolio of either General American Capital Company, Russell Insurance Funds, American Century Variable Portfolios, J.P. Morgan Series Trust II, Variable Insurance Products Fund, Variable Insurance Products Fund II, or Van Eck Worldwide Insurance Trust. Although sometimes referred to elsewhere as "Portfolios," they are referred to herein as "Funds," except where "Portfolio" is part of their name.

GENERAL ACCOUNT -The assets of the Company other than those allocated to the Separate Account or any other separate account. The Loan Account is part of the General Account.

HOME OFFICE - The service office of General American Life Insurance
Company, the mailing address of which is P.O. Box 14490, St. Louis, Missouri 63178.

INDEBTEDNESS - The sum of all unpaid Policy Loans and accrued interest on loans.

INSURED - The persons whose lives are insured under the Policy.

INVESTMENT START DATE - The date the initial premium is applied to the General Account and/or the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at General American's Home Office.

ISSUE AGE - The age of each Insured at his or her nearest birthday as of the date the Policy is issued.

ISSUE DATE - The date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

LAST INSURED - The Insured whose death succeeds the death of all other Insureds under the Policy.

LOAN ACCOUNT - The account of the Company to which amounts securing Policy Loans are allocated. The Loan Account is part of General American's General Account.

LOAN SUBACCOUNT - A Loan Subaccount exists for the General Account and for each Division of the Separate Account. Any Cash Value transferred to the Loan Account will be allocated to the appropriate Loan Subaccount to reflect the origin of the Cash Value. At any point in time, the Loan Account will equal the sum of all the Loan Subaccounts.

MONTHLY ANNIVERSARY - The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

NET PREMIUM - The premium less the premium expense charges (consisting of the sales charge and the premium tax charge).

OWNER - The Owner of a Policy, as designated in the application or as subsequently changed.

POLICY - The flexible premium joint and last survivor variable life insurance Policy offered by the Company and described in this Prospectus.

POLICY ANNIVERSARY - The same date each year as the Issue Date.

POLICY MONTH - A month beginning on the Monthly Anniversary.

POLICY YEAR - A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

PORTFOLIO - see Fund.

PRO-RATA SURRENDER - A requested reduction of both the Face Amount and the Cash Value by a given percentage.

SEC - The United States Securities and Exchange Commission.

SEPARATE ACCOUNT - General American Separate Account Eleven, a separate investment account established by the Company to receive and invest the Net Premiums paid under the Policy, and certain other variable life policies, and allocated by the Owner to provide variable benefits.

TARGET PREMIUM - A premium calculated when a Policy is issued, based on the Insureds' joint age, sex (except in unisex policies) and risk class. The target premium is used to calculate the first year's premium expense charge, the contingent deferred sales charge, and agent compensation under the Policy. (See Charges and Deductions.)

VALUATION DATE - Each day that the New York Stock Exchange is open for trading and the Company is open for business. The Company is not open for business the day after Thanksgiving.

VALUATION PERIOD - The period between two successive Valuation Dates, commencing at 4:00 p.m. (Eastern Standard Time) on a Valuation Date and ending 4:00 p.m. on the next succeeding Valuation Date.

                              SUMMARY

THE FOLLOWING SUMMARY OF PROSPECTUS INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS. UNLESS OTHERWISE INDICATED, THE DESCRIPTION OF THE POLICIES CONTAINED IN THIS PROSPECTUS ASSUMES THAT A POLICY IS IN FORCE AND THAT THERE IS NO OUTSTANDING INDEBTEDNESS.

THE POLICY. Under the flexible premium joint and last survivor variable life insurance Policy described in this Prospectus, the Owner may, subject to certain limitations, make premium payments in any amount and at any frequency. The Policy is a life insurance contract with death benefits, Cash Value, surrender rights, Policy Loan privileges, and other features traditionally associated with life insurance. It is a "flexible premium" Policy because, unlike traditional insurance policies, there is no fixed schedule for premium payments. Although the Owner may establish a schedule of premium payments ("planned premium payments"), failure to make the planned premium payments will not necessarily cause a Policy to lapse nor will making the planned premium payments guarantee that a Policy will remain in force. Thus, an Owner may, but is not required to, pay additional premiums. This flexibility permits an Owner to provide for changing insurance needs within a single insurance policy.

The Policy is a "joint and last survivor" Policy because, unlike a single life policy, it insures the lives of two Insureds, and provides a death benefit that is payable upon the death of the second of the two Insureds. No death benefit is payable upon the death of the first Insured to die.

The Policy is a "variable" Policy because, unlike the fixed benefits under an ordinary life insurance contract, to the extent that Net Premiums are allocated to the Separate Account, the Cash Value and, under certain circumstances, the death benefit under a Policy may increase or decrease depending upon the investment performance of the Divisions of the Separate Account to which the Owner has allocated Net Premium payments. However, so long as a Policy's Cash Surrender Value continues to be sufficient to pay the monthly deductions, an Owner is guaranteed a minimum death benefit equal to the Face Amount of his or her Policy, less any outstanding Indebtedness.

A Policy will lapse (and terminate without value) when the Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 62 days expires without an adequate payment being made by the Owner. (See Payment and Allocation of Premiums - Policy Lapse and Reinstatement.)

THE SEPARATE ACCOUNT. After the end of the "Right to Examine Policy" period, the Owner may allocate the Net Premiums to the Separate Account and, if it is available, to the General Account. Amounts allocated to the Separate Account are further allocated to one or more Divisions. Assets of each Division are invested at net asset value in shares of a corresponding Fund. (See The Company and the Separate Account,) An Owner may change future allocations of Net Premiums at any time.

The option offered in connection with the Policies to allocate Net Premiums or to transfer Cash Value to the General Account may not be made available, at the Company's discretion, under all Policies. Further, the option may be limited with respect to some Policies. The Company may, from time to time, adjust the extent to which future premiums may be allocated to the General Account in regard to any or all outstanding Policies. Such adjustments may not be uniform as to all Policies.

Until the end of the "Right to Examine Policy" period (See Policy Rights - Right to Examine Policy), all Net Premiums automatically will be allocated to the Division that invests in the Money Market Fund. (See Payment and Allocation of Premiums - Allocation of Net Premiums and Cash Value.)

To the extent Net Premiums are allocated to the Divisions of the Separate Account, the Cash Value will, and the death benefit may, vary with the investment performance of the chosen Division. To the extent Net Premiums are allocated to the General Account, the Cash Value will accrue interest at a guaranteed minimum rate. (See The General Account.) Thus, depending upon the allocation of Net Premiums, investment risk over the life of a Policy may be borne by the Owner, by the Company, or by both.

Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account or, it available, between the Separate Account and the General Account. Currently, no transaction charge is assessed for the first twelve requested transfers or partial withdrawals in a Policy Year. A charge of $25 applies to requested transfers or partial withdrawals in excess of twelve. The Company reserves the right to revoke or modify the transfer privilege. (See Policy Rights - Transfers.)

CHARGES AND DEDUCTIONS. A premium expense charge will be deducted from each premium payment prior to allocation. The premium expense charge consists of a sales charge and a charge to cover premium taxes and federal taxes. The sales charge will never exceed the following levels:

      Policy Year 1        15% of premium up to Target
                            5% of premium above Target
      Policy Years 2-10     5% of all premium paid
      Policy Years 11+      2% of all premium paid

For policies issued in the state of Oregon, the amounts shown above are increased by 2%.

In addition to the sales charges shown above, there is a premium tax charge in all policy years. This charge varies by state or other jurisdiction and provides a pass-through of the actual premium tax (if any) incurred as a result of taxes imposed by the state or other jurisdiction. State premium taxes currently range from 0% to 3.5% (4% in Puerto Rico), with an average of approximately 2.1%. We reserve the right to change the premium tax charge as a result of rate changes by the governing jurisdiction. There is a federal tax charge designed to pass through the equivalent of the federal tax consequences applicable to the policy. The federal tax charge is currently 1.3% of premium paid, and is guaranteed not to increase except to the extent of any increases in the federal tax. (See Charges and Deductions - Premium Expense Charges.)

A Contingent Deferred Sales Charge (CDSC or Surrender Charge) to compensate for sales expenses will also be assessed against the Cash Value under a Policy upon a surrender, a lapse, a partial withdrawal, or Pro-Rata Surrender. The CDSC will never exceed 45% of the annual Target Premium attributable to the base policy. (See Policy Rights - Surrender, Partial Withdrawals, and Pro-Rata Surrender; Policy Benefits - Death Benefit; and Charges and Deductions - Contingent Deferred Sales Charge.) Reductions in the Contingent Deferred Sales Charge are available in some situations. (See Adjustment of Charges.)

On each Monthly Anniversary, the Cash Value will be reduced by a monthly deduction. The monthly deduction includes an administrative charge which is generally $25 per month for each Policy Month during the first Policy Year, and $6 per month for each Policy Month beginning in the second Policy Year. During the first ten Policy Years we generally make a deduction for a selection and issue expense charge. This amount ranges from about 6 cents to one dollar per $1,000 of face amount, and varies by the Insureds' joint age, sex, and risk class. (See Charges and Deductions - Monthly Deduction.) A monthly charge is also made for the cost of insurance, and the cost of any additional benefits provided by rider. (See Charges and Deductions - Monthly Deduction.)

A daily charge based on a percentage of the net assets of each Division of the Separate Account will be imposed for the Company's assumption of certain mortality and expense risks incurred in connection with the Policies. The charge will not exceed an amount equal to the following effective annual charges:

      Policy Years 1-10     .55% of net Separate Account assets
      Policy Years 11-20    .45% of net Separate Account assets
      Policy Years 21+      .35% of net Separate Account Assets

This charge is not deducted from the Cash Value, but rather is applied to the calculation of the net investment factor. (See CHARGES AND DEDUCTIONS - SEPARATE ACCOUNT CHARGES.)

The Company may make a charge for any taxes or economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policy. (See Federal Tax Matters.)

The operating expenses of the Separate Account are paid by General American. Investment Advisory fees and other operating expenses of the Funds are paid by the Funds and are reflected in the value of the assets of the corresponding Division of the Separate Account. For a description of these charges, see Charges and Deductions--Separate Account Charges.

The following chart shows the operating expenses of the Funds as reported for the fiscal year ending December 31, 1997:

--------------------------------------------------------------------------------------------------------------------

                                         Annual Fund Operating Expenses<F1>
                                       As a Percentage of Average Net Assets

--------------------------------------------------------------------------------------------------------------------
                                                                 INVESTMENT
                     FUND                                        ADVISORY /           OTHER EXPENSES        TOTAL
                                                                 MANAGEMENT
                                                                     FEE
--------------------------------------------------------------------------------------------------------------------
                                          GENERAL AMERICAN CAPITAL COMPANY
--------------------------------------------------------------------------------------------------------------------
S&P 500 Index Fund                                                  .25%                    .05%             .30%
--------------------------------------------------------------------------------------------------------------------
Money Market Fund                                                   .125%                   .08%             .205%
--------------------------------------------------------------------------------------------------------------------
Bond Index Fund                                                     .25%                    .05%             .30%
--------------------------------------------------------------------------------------------------------------------
Managed Equity Fund                                                 .40%<F2>                .10%             .50%
--------------------------------------------------------------------------------------------------------------------
Asset Allocation Fund                                               .50%                    .10%             .60%
--------------------------------------------------------------------------------------------------------------------
International Index Fund                                            .50%<F3>                .30%             .80%
--------------------------------------------------------------------------------------------------------------------
Mid-Cap Equity Fund                                                 .55%<F4>                .10%             .65%
--------------------------------------------------------------------------------------------------------------------
Small-Cap Equity Fund                                               .25%                    .05%             .30%
--------------------------------------------------------------------------------------------------------------------
                                              RUSSELL INSURANCE FUNDS
                  (AMOUNTS SHOWN ARE AFTER FEE WAIVERS AND EXPENSE REIMBURSEMENTS DESCRIBED BELOW.)
--------------------------------------------------------------------------------------------------------------------
Multi-Style Equity Fund                                             .09%<F5>                .83%             .92%<F5>
--------------------------------------------------------------------------------------------------------------------
Aggressive Equity Fund                                              .00%<F6>               1.25%            1.25%<F6>
--------------------------------------------------------------------------------------------------------------------
Non-U.S. Fund                                                       .00%<F7>               1.30%            1.30%<F7>
--------------------------------------------------------------------------------------------------------------------
Core Bond Fund                                                      .00%<F8>                .80%             .80%<F8>
--------------------------------------------------------------------------------------------------------------------
                                        AMERICAN CENTURY VARIABLE PORTFOLIOS
--------------------------------------------------------------------------------------------------------------------
Income & Growth Fund                                                .70%                    .00%             .70%
--------------------------------------------------------------------------------------------------------------------
International Fund                                                 1.50%                    .00%            1.50%
--------------------------------------------------------------------------------------------------------------------
Value Fund                                                         1.00%                    .00%            1.00%
--------------------------------------------------------------------------------------------------------------------
                                            J.P. MORGAN SERIES TRUST II
--------------------------------------------------------------------------------------------------------------------
Bond Portfolio                                                      .30%                    .45%             .75%
--------------------------------------------------------------------------------------------------------------------
Small Company Portfolio                                             .60%                    .55%            1.15%
--------------------------------------------------------------------------------------------------------------------
                                          VARIABLE INSURANCE PRODUCTS FUND
--------------------------------------------------------------------------------------------------------------------
Equity-Income Portfolio                                             .50%                    .08%             .58%
--------------------------------------------------------------------------------------------------------------------
Growth Portfolio                                                    .60%                    .09%             .69%
--------------------------------------------------------------------------------------------------------------------
Overseas Portfolio                                                  .75%                    .17%             .92%
--------------------------------------------------------------------------------------------------------------------
High Income Portfolio                                               .59%                    .12%             .71%
--------------------------------------------------------------------------------------------------------------------
                                        VARIABLE INSURANCE PRODUCTS FUND II
--------------------------------------------------------------------------------------------------------------------
Asset Manager                                                       .55%                    .10%             .65%
--------------------------------------------------------------------------------------------------------------------
                                         VAN ECK WORLDWIDE INSURANCE TRUST
--------------------------------------------------------------------------------------------------------------------
Worldwide Hard Assets Fund                                         1.00%                    .00%            1.00%
--------------------------------------------------------------------------------------------------------------------
Worldwide Emerging Markets Fund                                    1.50%                    .00%            1.50%
--------------------------------------------------------------------------------------------------------------------

<F1>  The Fund expenses shown above are assessed at the underlying Fund level and are not direct charges against the Separate Account assets or reductions from the Policy's Cash Value. These underlying Fund Expenses are taken into consideration in computing each Fund's net asset value, which is used to calculate the unit values in the Separate Account. The management fees and other expenses are more fully described in the prospectus of each individual Fund. The information relating to the Fund expenses was provided by the Fund and was not independently verified by General American. Except as otherwise specifically noted, the management fees and other expenses are not currently subject to fee waivers or expense reimbursements.

<F2>  The fees charged by the Managed Equity Fund are stated as a series of annual percentages of the average daily value of the net assets of the Fund. The percentages decrease with respect to assets of the Fund above certain amounts, as follows: First $10 million, 0.40%; Next $20 million, 0.30%; Balance over $30 million, 0.25%.

                                    4

<F3>  The fees charged by the International Index Fund are stated as a series of annual percentages of the average daily value of the net assets of the Funds. The percentages decrease with respect to assets of the Fund above certain amounts, as follows: First $10 million, 0.50%; Next $20 million, 0.40%; Balance over $20 million, 0.30%.

<F4>  The fees charged by the Mid-Cap Equity Fund are stated as a series of annual percentages of the average daily value of the net assets of the Funds. The percentages decrease with respect to assets of the Fund above certain amounts, as follows: First $10 million, 0.55%; Next $10 million, 0.45%; Balance over $20 million, 0.40%.

<F5>  The Manager has voluntarily agreed to waive a portion of its 0.78%
management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.92% of the Fund's average daily net assets on an annual basis, and to reimburse the Fund for all remaining expenses after fee waivers which exceed 0.92% of average daily net assets on an annual basis. The management fee waivers and reimbursements are intended to be in effect for 1998, but may be revised or eliminated at any time thereafter without notice to shareholders. Absent the waiver, the management fee would have been 0.78%, and total Fund expenses would have been 1.61% of average daily net assets.

<F6>  The Manager has voluntarily agreed to waive a portion of its 0.95%
management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.25% of the Fund's average daily net assets on an annual basis, and to reimburse the Fund for all remaining expenses after fee waivers which exceed 1.25% of average daily net assets on an annual basis. The management fee waivers and reimbursements are intended to be in effect for 1998, but may be revised or eliminated at any time thereafter without notice to shareholders. Absent the waiver, the management fee would have been 0.95%, other expenses would have been 1.27%, and total Fund expenses would have been 2.22% of average daily net assets.

<F7>  The Manager has voluntarily agreed to waive a portion of its 0.95%
management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.30% of the Fund's average daily net assets on an annual basis, and to reimburse the Fund for all remaining expenses after fee waivers which exceed 1.30% of average daily net assets on an annual basis. The management fee waivers and reimbursements are intended to be in effect for 1998, but may be revised or eliminated at any time thereafter without notice to shareholders. Absent the waiver, the management fee would have been 0.95%, other expenses would have been 2.70%, and total Fund expenses would have been 3.65% of average daily net assets.

<F8>  The Manager has voluntarily agreed to waive a portion of its 0.60%
management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.80% of the Fund's average daily net assets on an annual basis, and to reimburse the Fund for all remaining expenses after fee waivers which exceed 0.80% of average daily net assets on an annual basis. The management fee waivers and reimbursements are intended to be in effect for 1998, but may be revised or eliminated at any time thereafter without notice to shareholders. Absent the waiver, the management fee would have been 0.60%, other expenses would have been 1.70%, and total Fund expenses would have been 2.30% of average daily net assets.

There are no transaction charges to cover the administrative costs of processing the first twelve partial withdrawals or requested transfers of Cash Value between Divisions of the Separate Account or the General Account in any Policy Year. There is a charge of $25 for each partial withdrawal or requested transfer in excess of twelve. (See Payment and Allocation of Premiums - Allocation of Net Premiums and Cash Value; Policy Rights - Surrender, Partial Withdrawals, and Pro-Rata Surrender; and The General Account.)

PREMIUMS. An Owner has considerable flexibility concerning the amount and frequency of premium payments. A Policy will not become effective until the Owner has paid an initial premium equal to one-twelfth (1/12) of the "Minimum Premium" for the Policy. This amount will be different for each Policy. Thereafter, an Owner may, subject to certain restrictions, make premium payments in any amount and at any frequency. The Owner may also determine a planned premium payment schedule. The schedule will provide for a premium payment of a level amount at a fixed interval over a specified period of time. An Owner need not, however, adhere to the planned premium payment schedule. For policies issued as a result of a term conversion from certain General American term policies, the Company requires the Owner to pay an initial premium, which combined with conversion credits given, if any, will equal one full "Minimum Premium" for the Policy. (See Payment and Allocation of Premiums.)

If, during the first five Policy Years, the sum of all premiums paid on the Policy, reduced by any partial withdrawals and any outstanding loan balance, is greater than or equal to the sum of the no lapse monthly premiums for the elapsed months since the Issue Date, the Policy will not lapse as a result of a Cash Value less any loans, loans interest due, and any surrender charge being insufficient to pay the monthly deduction. A Policy will lapse only when the Cash Surrender Value is insufficient to pay the next monthly deduction (See Charges and

Deductions - Monthly Deduction.) and a grace period expires without a sufficient payment by the Owner. (See Payment and Allocation of Premiums - Policy Lapse and Reinstatement.)

DEATH BENEFIT. A death benefit is payable to the named Beneficiary when the Last Insured under a Policy dies. Three death benefit options are available. Under Death Benefit Option A, the death benefit is the Face Amount of the Policy or, if greater, the applicable percentage of Cash Value. Under Death Benefit Option B, the death benefit is the Face Amount of the Policy plus the Cash Value or, if greater, the applicable percentage of Cash Value. Under Death Benefit Option C, the death benefit is the Face Amount of the Policy or, if greater, the Cash Value multiplied by the Attained Age factor for the younger Insured. So long as the Policy remains in force, prior to the younger Insured's Attained Age 100 the minimum death benefit under any death benefit option will be at least the current Face Amount. The death benefit will be increased by any unpaid dividends determined prior to the Last Insured's death, and by the amount of the cost of insurance for the portion of the month from the date of death of the Last Insured to the end of the month, and reduced by any outstanding Indebtedness. The death benefit will be paid according to the settlement options available at the time of death. (See Policy Benefits - Death Benefit.)

The minimum Face Amount at issue is generally $100,000 under the Company's current rules. Subject to certain restrictions, the Owner may change the Face Amount and the death benefit option. In certain cases evidence of insurability may be required. (See Change in Death Benefit Option, and Change In Face Amount.)

Additional insurance benefits are offered under the Policy. (See General Matters - Additional Insurance Benefits.) The cost of these additional insurance benefits will be deducted from the Cash Value as part of the monthly deduction. (See Charges and Deductions - Monthly Deduction.)

CASH VALUE. The Policies provide for a Cash Value equal to the total of the amounts credited to the Owner in the Separate Account, the Loan Account (securing Policy Loans) and in certain contracts, the General Account. A Policy's Cash Value will reflect the amount and frequency of Net Premium payments, the investment performance of any selected Divisions of the Separate Account, any Policy Loans and related interest, any partial withdrawals, and the charges imposed in connection with the Policy. (See Policy Benefits - Cash Value.) There is no minimum guaranteed Cash Value.

POLICY LOANS. An Owner may borrow against the Cash Value of a Policy. The maximum amount that may be borrowed under a Policy ("the Loan Value") is the Cash Value of the Policy on the date the loan request is received, plus interest expected to be earned on the loan balance to the next Policy Anniversary at the General Account's guaranteed interest rate, less loan interest to the next Policy Anniversary, less any outstanding Indebtedness, less any surrender charges, less monthly deductions to the next loan interest due date. Loan interest is payable on each Policy Anniversary and all outstanding Indebtedness will be deducted from proceeds payable at the Last Insured's death, upon the exercise of a settlement option, or upon surrender.

A Policy loan will be allocated among the General Account (if available) and the various Divisions of the Separate Account. When a loan is allocated to the Divisions of the Separate Account, a portion of the Policy's Cash Value in the Divisions of the Separate Account sufficient to secure the loan will be transferred to the Loan Account as security for the loan. Therefore, a loan may have impact on the Policy's Cash Value even if it is repaid. A Policy Loan may be repaid in whole or in part at any time while the Policy is in force. (See Policy Rights - Loans.) Loans taken from, or secured by, a Policy may have Federal income tax consequences. (See Federal Tax Matters.)

SURRENDER, PARTIAL WITHDRAWALS, AND PRO-RATA SURRENDER. At any time that a Policy is in force, an Owner may elect to surrender the Policy and receive its Cash Surrender Value plus the value of dividends (if any) determined prior to the surrender. After the first year, an Owner may also request a partial withdrawal of the Cash Surrender Value of the Policy. When the death benefit is not based on an applicable percentage of the Cash Value, a partial withdrawal reduces the death benefit payable under the Policy by an amount equal to the reduction in the Policy's Cash Value unless the withdrawal is made under the terms of the anniversary partial withdrawal rider. (See General Matters - Additional Insurance Benefits.) An Owner may also request a Pro-Rata Surrender of the Policy. (See Policy Rights - Surrender, Partial Withdrawals, and Pro-Rata Surrender.) A surrender, partial withdrawal, or Pro-Rata Surrender may have Federal income tax consequences. (See Federal Tax Matters.)

RIGHT TO EXAMINE POLICY. The Owner has a limited right to return a Policy for cancellation within 20 days after receiving it (30 days if the Owner is a resident of California and is age 60 or older), or within 45 days after the application is signed, whichever is later (or such longer period, if any, as required by law). If a Policy is canceled within this time period, a refund will be paid which will equal all premiums paid under the Policy except in Kansas. (See Policy Rights - Right to Examine Policy.)

ILLUSTRATIONS OF DEATH BENEFITS AND CASH SURRENDER VALUES.
Illustrations in Appendix A show how death benefits and Cash Surrender Values may vary based on certain rate of return assumptions and how these benefits compare with amounts which would accumulate if premiums were invested to earn interest at 5% compounded annually. If a Policy is surrendered in the early Policy Years the Cash Surrender Value payable will be low as compared to premiums accumulated at interest, and consequently the insurance protection provided prior to surrender will be costly. You may make a written request for a projection of illustrated future Cash Values and death benefits for a nominal fee not to exceed $25.00.

TAX CONSEQUENCES OF THE POLICY. If a Policy is issued on the basis of a standard premium class, while limited guidance exists, the Company believes that the Policy should qualify as a life insurance contract for Federal income tax purposes. However, if a Policy is issued on a substandard basis, it is unclear whether or not such a Policy would qualify as a life insurance contract for Federal income tax purposes. Assuming that the Policy qualifies as a life insurance contract for Federal income tax purposes, the Company believes the Cash Value of the Policy should be subject to the same Federal income tax treatment as the Cash Value of a conventional fixed-benefit contract. If so, the Owner is not considered to be in constructive receipt of the Cash Value under the Policy until there is a distribution. A change of Owners, a surrender, a partial withdrawal, a Pro-Rata Surrender, a lapse with outstanding Indebtedness, or an exchange may have tax consequences, depending on the particular circumstances. (See Federal Tax Matters.)

A Policy may be treated as a "modified endowment contract" depending upon the amount of premiums paid in relation to the death benefit. If the Policy is a modified endowment contract, then all pre-death distributions, including Policy Loans and due but unpaid loan interest, will be treated first as a distribution of taxable income and then as a return of basis or investment in the contract. In addition, prior to the Owner's age 59 1/2, taxable income from such distributions generally will be subject to a 10% additional tax.

If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as disbursing taxable income. Moreover, loans will not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% additional tax. (See Federal Tax Matters.)

DIVIDENDS. We do not anticipate that the Policy will share in the divisible surplus of the Company in the form of a dividend. (See Dividends.)

                                   * * *

This Prospectus describes only those aspects of the Policy that relate to the Separate Account, except where General Account matters are specifically mentioned. For a brief summary of the aspects of the Policy relating to the General Account, see The General Account.

                     THE COMPANY AND THE SEPARATE ACCOUNT

                                 The Company

General American Life Insurance Company ("General American" or "the Company") was originally incorporated as a stock company in 1933. In 1936, General American initiated a program to convert to a mutual life insurance company. In 1997, General American's policyholders approved a reorganization of the Company into a mutual holding company structure under which General American became a stock company wholly owned by GenAmerica Corporation, an intermediate stock holding company. GenAmerica is wholly owned by General American Mutual Life Insurance Company, a mutual holding company organized under Missouri law. The mutual holding company structure retains mutuality as General American's ultimate parent company is wholly owned by General American's policyholders.

General American is principally engaged in writing individual and group life insurance policies and annuity contracts. As of December 31, 1997, it had consolidated assets of approximately $24 billion. It is admitted to do business in 49 states, the District of Columbia, Puerto Rico, and in ten Canadian provinces. The principal offices of General American are located at 700 Market Street, St. Louis, Missouri 63101. The mailing address of General American's service center ("the Home Office") is P.O. Box 14490, St. Louis, Missouri 63178.

                             The Separate Account

General American Life Insurance Company Separate Account Eleven ("the Separate Account") was established by General American as a separate investment account on January 24, 1985 under Missouri law. The Separate Account will receive and invest the Net Premiums paid under this Policy and allocated to it. In addition, the Separate Account currently receives and invests Net Premiums for other classes of flexible premium variable life insurance policies and might do so for additional classes in the future.

The Separate Account has been registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("the 1940 Act") and meets the definition of a "separate account" under Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or General American by the SEC.

The Separate Account currently is divided into twenty-four Divisions. Divisions invest in corresponding Funds from one of seven open-end, diversified management investment companies: (1) General American Capital Company, (2) Russell Insurance Funds, (3) American Century Variable Portfolios, (4) J.P. Morgan Series Trust II, (5) Variable Insurance Products Fund, (6) Variable Insurance Products Fund II, and (7) Van Eck Worldwide Insurance Trust. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business General American may conduct.

Although the assets of the Separate Account are the property of General American, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which General American may conduct. The assets of the Separate Account are available to cover the general liabilities of General American only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies. From time to time, the Company may transfer to its General Account any assets of the Separate Account that exceed the reserves and the Policy liabilities of the Separate Account (which will always be at least equal to the aggregate Policy value allocated to the Separate Account under the Policies). Before making any such transfers, General American will consider any possible adverse impact the transfer may have on the Separate Account.

                       General American Capital Company

General American Capital Company ("the Capital Company") is an open-end, diversified management investment company which was incorporated in Maryland on November 15, 1985, and commenced operations on October 1, 1987. Only the Funds described in this section of the Prospectus are currently available as investment choices for this Policy even though additional Funds may be described in the prospectus for the Capital Company. Shares of Capital Company are currently offered to separate accounts established by General American Life Insurance Company and affiliates. The Capital Company's investment adviser is Conning Asset Management Company ("the Adviser"), an indirect, majority-owned subsidiary of General American. The adviser selects investments for the Funds.

The investment objectives and policies of each Fund are summarized below:

      S&P 500 INDEX FUND: The investment objective of this Fund is to provide investment results that parallel the price and yield performance of publicly-traded common stocks in the aggregate. The Fund uses the Standard & Poor's Composite Index of 500 Stocks ("the
      S&P Index") as its standard for performance comparison. The Fund attempts to duplicate the performance of the S&P Index and includes dividend income as a component of the Fund's total return. The Fund is not managed by Standard & Poor's.

      THE MONEY MARKET FUND: The investment objective of the Money Market Fund is to obtain the highest level of current income which is consistent with the preservation of capital and maintenance of liquidity. The Fund invests primarily in high-quality, short-term money market instruments. An investment in the Money Market Fund is neither insured nor guaranteed by the U. S. Government.

      BOND INDEX FUND: The investment objective of this Fund is to provide a rate of return that reflects the performance of the publicly-traded bond market as a whole. The Fund uses the Lehman Brothers
      Government/Corporate Bond Index as its standard for performance comparison.

      MANAGED EQUITY FUND: The investment objective of this Fund is long-term growth of capital, obtained by investing primarily in common stocks. Securing moderate current income is a secondary objective.

      ASSET ALLOCATION FUND: The investment objective of this Fund is a high rate of long-term total return composed of capital growth and income payments. Preservation of capital is the secondary objective and chief limit on investment risk. The Fund will invest only in those types of securities that the other Capital Company Funds may invest in. The Asset Allocation Fund invests in a combination of common stocks, bonds, or money market instruments in accordance with guidelines established from time to time by Capital Company's Board of Directors.

      INTERNATIONAL INDEX FUND: The investment objective of this Fund is to obtain investment results that parallel the price and yield performance of publicly-traded common stocks in the Morgan Stanley Capital International ("MSCI") Europe, Australia and Far East Index ("EAFE").

      MID-CAP EQUITY FUND: The investment objective of this Fund is capital appreciation. It pursues this objective by investing primarily in common stocks of United States-based, publicly traded companies with medium market capitalizations falling within the capitalization range of the S&P Mid-Cap 400 at the time of the Fund's investment.

      SMALL-CAP EQUITY FUND: The investment objective of this Fund is to provide a rate of return that corresponds to the performance of the common stock of small companies, while incurring a level of risk that is generally equal to the risks associated with small company common stock. The Fund attempts to duplicate the performance of the smallest 20% of companies, based on capitalization size, that are based in the United States and listed on the New York Stock Exchange ("NYSE").

                           Russell Insurance Funds

Russell Insurance Funds ("RIF") is organized as a Massachusetts business trust under a Master Trust Agreement dated July 11, 1996. RIF is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment Funds, which interests may be offered in one or more classes. RIF is a diversified open end management investment company, commonly known as a "mutual fund." Frank Russell Company, which is a consultant to RIF, has been primarily engaged since 1969 in providing asset management consulting services to large corporate employee benefit funds. Major components of its consulting services are: (i) quantitative and qualitative research and evaluation aimed at identifying the most appropriate investment management firms to invest large pools of assets in accord with specific investment objectives and styles; and (ii) the development of strategies for investing assets using "multi-style, multi-manager diversification." This is a method for investing large pools of assets by dividing the assets into segments to be invested using different investment styles, and selecting money managers for each segment based upon their expertise in that style of investment. General management of RIF is provided by Frank Russell Investment Management Company, a wholly-owned subsidiary of Frank Russell Company, which furnishes officers and staff required to manage and administer RIF on a day-to-day basis.

The investment objectives and policies of each Fund are summarized below:

      MULTI-STYLE EQUITY FUND: The investment objective of this Fund is to provide income and capital growth by investing principally in equity securities.

      AGGRESSIVE EQUITY FUND: This Fund seeks to provide capital appreciation by assuming a higher level of volatility than is ordinarily expected from the Multi-Style Equity Fund while still investing in equity securities.

      NON-U.S. FUND: This Fund's objective is to provide favorable total return and additional diversification for U.S. investors by investing primarily in equity and fixed-income securities of non-U.S. companies, and securities issued by non-U.S. governments.

      CORE BOND FUND: This Fund's objective is to maximize total return, through capital appreciation and income, by assuming a level of volatility consistent with the broad fixed-income market. The Fund invests in fixed-income securities.

                     American Century Variable Portfolios

American Century Variable Portfolios, Inc., a part of American Century Investments, was organized as a Maryland corporation on June 4, 1987. It is a diversified, open-end management investment company. Its business and affairs are managed by its officers under the Direction of its Board of Directors. American Century Investment Management, Inc. serves as the investment manager of the fund.

The investment objective and policies of the Funds are summarized below:

      INCOME & GROWTH FUND: The investment objective of this Fund is to attain long-term growth of capital as well as current income. The Fund pursues a total return and dividend yield that exceed those of the S&P 500 by investing in stocks of companies with strong dividend growth potential. Dividends are paid monthly.

      INTERNATIONAL FUND: This Fund seeks capital growth over time by investing in common stocks of foreign companies considered to have better-than-average prospects for appreciation. Because the Fund invests in foreign securities, a higher degree of short-term price volatility, or risk, is expected due to factors such as currency fluctuation and political instability.

      VALUE FUND: This Fund is a core equity fund that seeks long-term capital growth. Income is a secondary objective. To pursue its objectives, the fund invests primarily in equity securities of well-established companies that are believed by management to be undervalued at the time of purchase. Please note that this is an equity investment and, by nature, may fluctuate in value.

                         J.P. Morgan Series Trust II

J.P. Morgan Series Trust II is an open-end diversified management investment company organized as a Delaware Business Trust. The Trust's investment adviser is J.P. Morgan Investment Management, Inc., a registered investment adviser and a wholly owned subsidiary of J.P. Morgan & Co., Incorporated, a bank holding company organized under the laws of Delaware.

The investment objective and policies of the Funds are summarized below:

      BOND PORTFOLIO: This Fund seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. The Fund is designed for investors who seek a total return over time that is higher than that generally available from a portfolio of short-term obligations while acknowledging the greater price fluctuation of longer-term instruments.

      SMALL COMPANY PORTFOLIO: The investment objective of this Fund is to provide high total return from a portfolio of equity securities of small companies. The Fund invests at least 65% of the value of its total assets in the common stock of small U.S. Companies primarily with market capitalizations less than $1 billion. The Fund is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher return over time than might be expected from a portfolio of stocks of large companies.

                       Variable Insurance Products Fund

Variable Insurance Products Fund ("VIP") is an open-end, diversified management investment company organized as a Massachusetts business trust on November 13, 1981. Only the Funds described in this section of the Prospectus are currently available as investment choices for this Policy even though additional Funds may be described in the prospectus for VIP. VIP shares are purchased by insurance companies to fund benefits under variable insurance and annuity policies. Fidelity Management & Research Company ("FMR") of Boston, Massachusetts is the Funds' Manager.

The investment objectives and policies of each Fund are summarized below:

      EQUITY-INCOME PORTFOLIO: The investment objective of this Fund is income, obtained by investing primarily in income-producing equity securities. In choosing these securities, FMR will also consider the potential for capital appreciation. The Fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's Composite Index of 500 Stocks.

      GROWTH PORTFOLIO: The investment objective of this Fund is capital appreciation. The Fund normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be obtained from other types of securities, including bonds and preferred stocks.

      OVERSEAS PORTFOLIO: The investment objective of this Fund is long- term growth of capital. The Fund invests primarily in foreign securities. The Overseas Portfolio provides a means for investors to diversify their own portfolios by participation in companies and economies outside of the United States.

      HIGH INCOME PORTFOLIO: The investment objective of this Fund is a high level of current income. The Fund seeks to fulfill the objective by investing primarily in high-yielding, lower-rated, fixed-income securities, while also considering growth of capital. Lower-rated securities, commonly referred to as "junk bonds," involve greater risk of default or price change than securities assigned a higher quality rating.

                     Variable Insurance Products Fund II

Variable Insurance Products Fund II ("VIP II") is an open-end, diversified management investment company organized as a Massachusetts business trust on March 21, 1988. Only the Fund described in this section of the Prospectus is currently available as an investment choice for this Policy even though additional Funds may be described in the prospectus for VIP II. VIP II shares are purchased by insurance companies to fund benefits under variable insurance and annuity policies. FMR is the Fund's manager.

The investment objective and policies of the Funds are summarized below:

Asset Manager: The investment objective of this Fund is to seek a high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds, and short-term fixed income instruments.

                       Van Eck Worldwide Insurance Trust

Van Eck Worldwide Insurance Trust ("Van Eck") is an open-end management investment company organized as a Massachusetts business trust on January 7,
1987.   Only the Funds described in this section of the Prospectus is currently available as an investment choice for this Policy even though additional Funds may be described in the prospectus for Van Eck. Shares of Van Eck are offered only to separate accounts of various insurance companies to support benefits of variable insurance and annuity policies. The assets of Van Eck are managed by Van Eck Associates Corporation of New York, New York.

The investment objectives and policies of the Fund are summarized below:

      WORLDWIDE HARD ASSETS FUND: The investment objective of the Fund is to seek long-term capital appreciation by investing in equity and debt securities of companies engaged in the exploration, development, production, and distribution of one or more of the following: (i) precious metals, (ii) ferrous and non-ferrous metals, (iii) oil and gas, (iv) forest products, (v) real estate, and (vi) other basic non-agricultural commodities (together, "Hard Assets"). Current income is not an objective.

      WORLDWIDE EMERGING MARKETS FUND: The investment objective of this Fund is to obtain long-term capital appreciation by investing in equity securities in emerging markets around the world. The Fund emphasizes primarily investment in countries that, compared to the world's major economies, exhibit relatively low gross national product per capita, as well as the potential for rapid economic growth.

THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS
STATED OBJECTIVE. It is conceivable that in the future it may be disadvantageous for Funds to offer shares to separate accounts of various insurance companies to serve as the investment medium for their variable products or for both variable life and annuity separate accounts to invest simultaneously in a Fund. The Boards of Trustees of RIF, VIP, VIP II, and Van Eck, the Boards of Directors of Capital Company, American Century, and J.P. Morgan, the respective Advisers of each Fund, and the Company and any other insurance companies participating in the Funds are required to monitor events to identify any material irreconcilable conflicts that may possibly arise, and to determine what action, if any, should be taken in response to those events or conflicts. A more detailed description of the Funds, their investment policies, restrictions, risks, and charges is in the prospectuses for each Fund, which must accompany or precede this Prospectus and which should be read carefully.

              Addition, Deletion, or Substitution of Investments

The Company reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares that are held by the Separate Account or that the Separate Account may purchase. The Company reserves the right to eliminate the shares of any of the Funds and to substitute shares of another Fund of Capital Company, RIF, VIP, VIP II, Van Eck, American Century, J.P. Morgan or of another registered open-end investment company if the shares of a Fund are no longer available for investment or if in its judgment further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. The Company will not substitute any shares attributable to an Owner's interest in a Division of the Separate Account without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. Nothing contained in this Prospectus shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Owners.

The Company also reserves the right to establish additional Divisions of the Separate Account, each of which would invest in a new Fund with a specified investment objective. New Divisions may be established when, in the sole discretion of the Company, marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, the Company may also eliminate or combine one or more Divisions, substitute one Division for another Division, or transfer assets between Divisions if, in its sole discretion, marketing, tax, or investment conditions warrant.

In the event of a substitution or change, the Company may, if it considers it necessary, make such changes in the Policy by appropriate endorsement and offer conversion options required by law, if any. The Company will notify all Owners of any such changes.

If deemed by the Company to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) de-registered under that Act in the event such registration is no longer required; or (c) combined with other separate accounts of the Company. To the extent permitted by applicable law, the Company may also transfer the assets of the Separate Account associated with the Policy to another separate account.

                               POLICY BENEFITS

                                Death Benefit

As long as the Policy remains in force (See Payment and Allocation of Premiums - Policy Lapse and Reinstatement), the Company will, upon receipt at its Home Office of proof of the Last Insured's death, pay the death benefit in a lump sum. The amount of the death benefit payable will be determined at the end of the Valuation Period during which the Last Insured's death occurred. The death benefit will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

The Policy provides three death benefit options: "Death Benefit Option A," "Death Benefit Option B," and "Death Benefit Option C." The death benefit under all options will never be less than the current Face Amount of the Policy (less Indebtedness) as long as the Policy remains in force. (See Payment and Allocation of Premiums - Policy Lapse and Reinstatement.) The current minimum Face Amount is generally $100,000.

DEATH BENEFIT OPTION A. Under Death Benefit Option A, the death benefit until the younger Insured reaches Attained Age 100 is the current Face Amount of the Policy or, if greater, the applicable percentage of Cash Value on the date of death. At the younger Insured's Attained Age 100 and above, the death benefit is 101% of the Cash Value. The applicable percentage is 250% for a younger Insured reaching Attained Age 40 or below on the Policy Anniversary prior to the date of death. For younger Insureds with an a Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage of Cash Value Table shown below. Accordingly, under Death Benefit Option A the death benefit will remain level at the Face Amount unless the applicable percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. (See Illustrations of Death Benefits and Cash Values, Appendix A.)

DEATH BENEFIT OPTION B. Under Death Benefit Option B, the death benefit until the younger Insured reaches Attained Age 100 is equal to the current Face Amount plus the Cash Value of the Policy on the date of death or, if greater, the applicable percentage of the Cash Value on the date of death.
At the younger Insured's Attained Age 100 and above, the death benefit is 101% of the Cash Value. The applicable percentage is the same as under Death Benefit Option A: 250% for a younger Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death, and for younger Insureds with an Attained Age over 40 on that Policy Anniversary the percentage declines as shown in the Applicable Percentage of Cash Value Table shown below. Accordingly, under Death Benefit Option B the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount). (See Illustrations of Death Benefits and Cash Values, Appendix A.)

--------------------------------------------------------------------------
                   Applicable Percentage of Cash Value Table
                  For Younger Insureds Less Than Age 100<F*>
--------------------------------------------------------------------------
       Younger Insured                      Policy Account Multiple
         Person's Age                              Percentage
--------------------------------------------------------------------------
         40 or under                                  250%
--------------------------------------------------------------------------
              45                                      215%
--------------------------------------------------------------------------
              50                                      185%
--------------------------------------------------------------------------
              55                                      150%
--------------------------------------------------------------------------
              60                                      130%
--------------------------------------------------------------------------
              65                                      120%
--------------------------------------------------------------------------
              70                                      115%
--------------------------------------------------------------------------
           78 to 90                                   105%
--------------------------------------------------------------------------
           95 to 99                                   101%
--------------------------------------------------------------------------

<F*>  For ages that are not shown on this table, the applicable percentage multiples will decrease by a ratable portion for each full year.

DEATH BENEFIT OPTION C. Under Death Benefit Option C, the death benefit is equal to the current Face Amount of the Policy or, if greater, the Cash Value on the date of death multiplied by the "Attained Age factor" for the younger Insured (a list of sample Attained Age factors is shown in the Sample Attained Age Factor Table below). At the younger Insured's Attained Age 100 and above, the death benefit is 101% of the Cash Value. Accordingly, under Death Benefit Option C the death benefit will remain level at the Face Amount unless the Cash Value multiplied by the younger Insured's Attained Age factor exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. (See Illustrations of Death Benefits and Cash Values, Appendix A.)

-------------------------------------------------------------------
                       Death Benefit Option C
                  Sample Attained Age Factor Table

                 Based on Male and Female Insureds
            Both Age 35 at Issue, Standard Smoker Rates
-------------------------------------------------------------------
         Attained Age                           Lives Factor
-------------------------------------------------------------------
              35                                  5.641840
-------------------------------------------------------------------
              40                                  4.640444
-------------------------------------------------------------------
              45                                  3.825569
-------------------------------------------------------------------
              50                                  3.166936
-------------------------------------------------------------------
              55                                  2.638797
-------------------------------------------------------------------
              60                                  2.220327
-------------------------------------------------------------------
              65                                  1.891312
-------------------------------------------------------------------
              70                                  1.640024
-------------------------------------------------------------------
              75                                  1.449651
-------------------------------------------------------------------
              80                                  1.314918
-------------------------------------------------------------------
              85                                  1.219345
-------------------------------------------------------------------
              90                                  1.152999
-------------------------------------------------------------------
              95                                  1.090450
-------------------------------------------------------------------
             100+                                 1.010000
-------------------------------------------------------------------

CHANGES IN DEATH BENEFIT OPTION.  If the Policy was issued with either
Death Benefit Option A or Death Benefit Option B, the death benefit option may be changed. A request for change must be made to the Company in writing. The effective date of such a change will be the Monthly Anniversary on or following the date the Company receives the change request. A change in death benefit option may have Federal income tax consequences. (See Federal Tax Matters.)

A Death Benefit Option A Policy may be changed to have Death Benefit Option
B. The Face Amount will be decreased to equal the death benefit less the Cash Value on the effective date of change. A Death Benefit Option B Policy may be changed to have Death Benefit Option A. The Face Amount will be increased to equal the death benefit on the effective date of change. A Policy issued under Death Benefit Option C may not change to either Death Benefit Option A or Death Benefit Option B for the entire lifetime of the Contract. Similarly, a Policy issued under either Death Benefit Option A or B may not change to Death Benefit Option C for the lifetime of the Policy.

Satisfactory evidence of insurability must be submitted to the Company in connection with a request for a change from Death Benefit Option A to Death Benefit Option B. A change may not be made if it would result in a Face Amount of less than the minimum Face Amount.

A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. (See Monthly Deduction - Cost of Insurance.)

REDUCTION IN FACE AMOUNT. Subject to certain limitations set forth below, an Owner may decrease (but not increase) the Face Amount of a Policy once each Policy Year, but not before the first Policy Anniversary. A written request is required for a reduction in the Face Amount. A reduction in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See Monthly Deduction - Cost of Insurance.) A reduction in the Face Amount of a Policy may have Federal income tax consequences. (See Federal Tax Matters.)

Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following receipt of the written request by the Company. The amount of the requested decrease must be at least $5,000 ($2,000 for policies issued in qualified pension plans) and the Face Amount remaining in force after any requested decrease may not be less than minimum Face Amount. If following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by Federal tax law (see Payment and Allocation of Premiums), the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet these requirements. (See Monthly Deduction - Cost of Insurance; and Charges and Deductions - Contingent Deferred Sales Charge.)

PAYMENT OF THE DEATH BENEFIT. The death benefit under the Policy will ordinarily be paid in a lump sum within seven days after the Company receives all documentation required for such a payment. Payment may, however, be postponed in certain circumstances. (See General Matters - Postponement of Payment from the Separate Account.) The death benefit will be increased by any unpaid dividends determined prior to the Last Insured's death, and by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See General Matters - Additional Insurance Benefits, Dividends, and Charges and Deductions.) The Company will pay interest on the death benefit from the date of the Last Insured's death to the date of payment. Interest will be at an annual rate determined by the Company, but will never be less than the guaranteed rate of 4%. Provisions for settlement of proceeds other than a lump sum payment may only be made upon written agreement with the Company.

                                  Cash Value

The Cash Value of the Policy is equal to the total of the amounts credited to the Owner in the Separate Account, the Loan Account (securing Policy Loans), and, in certain contracts, the General Account. The Policy's Cash Value in the Separate Account will reflect the investment performance of the chosen Divisions of the Separate Account as measured by each Division's Net Investment Factor (defined below), the frequency and amount of Net Premiums paid, transfers, partial withdrawals, loans and the charges assessed in connection with the Policy. An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See Policy Rights - Surrender, Partial Withdrawals, and Pro-Rata Surrender.) The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division. There is no guaranteed minimum Cash Value.

DETERMINATION OF CASH VALUE. For each Division of the Separate Account, the Cash Value is determined on each Valuation Date. On the Investment Start Date, the Cash Value in a Division will equal the portion of any Net Premium allocated to the Division, reduced by the portion allocated to that Division of the monthly deduction(s) due from the Issue Date through the Investment Start Date. (See Payment and Allocation of Premiums.) Thereafter, on each Valuation Date, the Cash Value in a Division of the Separate Account will equal:

      (1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

      (2) Any Net Premium payments received during the current Valuation Period which are allocated to the Division; plus

      (3) Any loan repayments allocated to the Division during the current Valuation Period; plus

      (4) Any amounts transferred to the Division from the General Account or from another Division during the current Valuation Period; plus

      (5) That portion of the interest credited on outstanding loans which is allocated to the Division during the current Valuation Period; minus

      (6) Any amounts transferred from the Division to the General Account, Loan Account, or to another Division during the current Valuation Period (including any transfer charges); minus

      (7) Any partial withdrawals from the Division during the current Valuation Period; minus

      (8) Any withdrawal due to a Pro-Rata Surrender from the Division during the current Valuation Period; minus

      (9) Any withdrawal or surrender charges incurred during the current Valuation Period attributed to the Division in connection with a partial withdrawal or Pro-Rata Surrender; minus

      (10) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period (See Charges and Deductions.); plus

      (11) If a Policy Anniversary occurs during the current Valuation Period, the portion of the dividend paid, if any, allocated to the Division.

NET INVESTMENT FACTOR: The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation period is calculated as follows:

      (1) The value of the assets at the end of the preceding Valuation Period; plus

      (2) The investment income and capital gains, realized or unrealized, credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

      (3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

      (4) Any amount charged against each Division for taxes, including any tax or other economic burden resulting from the application of the tax laws determined by the Company to be properly attributable to the Divisions of the Separate Account, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

      (5) A charge equal to a percentage of the average net assets for each day in the Valuation Period. This charge, for mortality and expense risks, is determined by the length of time the policy has been in force. It will not exceed the amounts shown in the following table:

           Policy              Percentage of              Effective
           Years              Avg. Net Assets            Annual Rate
           1-10                  0.0015027                  0.55%
           11-20                 0.0012301                  0.45%
           21+                   0.0009572                  0.35%;
           divided by

      (6)   The value of the assets at the end of the preceding Valuation
      Period.

                                POLICY RIGHTS

                                    Loans

LOAN PRIVILEGES. The Owner may, by written request to General American, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. A loan taken from, or secured by, a Policy may have Federal income tax consequences. (See Federal Tax Matters.)

The Loan Value is the Cash Value of the Policy on the date the loan request is received, less interest to the next loan interest due date, less anticipated monthly deductions to the next loan interest due date, less any existing loan, less any surrender charge, plus interest expected to be earned on the loan balance to the next loan interest due date. Policy Loan interest is payable on each Policy Anniversary.

The minimum amount that may be borrowed is $500. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after General American receives the loan request at its Home Office, although payments may be postponed under certain circumstances. (See General Matters-Postponement of Payments from the Separate Account.)

When a Policy Loan is made, Cash Value equal to the amount of the loan plus interest due will be transferred to the Loan Account as security for the loan. A Loan Subaccount exists within the Loan Account for the General Account and each Division of the Separate Account. Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect its origin. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account, if any, bears to the Policy's total Cash Value, less the Cash Value in the Loan Account, at the end of the Valuation Period during which the request for a Policy Loan is received.
This will reduce the Policy's Cash Value in the General Account and Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions or to or from the General Account.

Cash Value in the Loan Account is expected to earn interest at a rate ("the earnings rate") which is lower than the rate charged on the Policy Loan ("the borrowing rate"). Cash Value in the Loan Account will accrue interest daily at an annual earnings rate of 4%.

Interest credited on the Cash Value held in the Loan Account will be allocated on Policy Anniversaries to the General Account and the Divisions of the Separate Account in the same proportion that the Cash Value in each Loan Subaccount bears to the Cash Value in the Loan Account. The interest credited will also be transferred: (1) when a new loan is made; (2) when a loan is partially or fully repaid; and (3) when an amount is needed to meet a monthly deduction.

INTEREST CHARGED. The borrowing rate we charge for Policy Loan interest will be based on the following schedule:

                For Loans                      Annual
            Outstanding During              Interest Rate
            Policy Years   1-10                 4.50%
            Policy Years  11-20                 4.25%
            Policy Years    21+                 4.15%

General American will inform the Owner of the current borrowing rate when a Policy Loan is requested.

Policy Loan interest is due and payable annually on each Policy Anniversary. If the Owner does not pay the interest when it is due, the unpaid loan interest will be added to the outstanding Indebtedness as of the due date and will be charged interest at the same rate as the rest of the Indebtedness. (See Effect of Policy Loans below.) The amount of Policy Loan interest which is transferred to the Loan Account will be deducted from the Divisions of the Separate Account and from the General Account in the same proportion that the portion of the Cash Value in each Division and in the General Account, respectively, bears to the total Cash Value of the Policy minus the Cash Value in the Loan Account.

EFFECT OF POLICY LOANS. Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the death benefit. The collateral for the loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account earnings rate is less than the investment performance of the selected Division(s), the Cash Value of the Policy will be lower as a result of the Policy Loan.
Conversely, if the Loan Account earnings rate is higher than the investment performance of the Division(s), the Cash Value may be higher.

In addition, if the Indebtedness (See Definitions) exceeds the Cash Value minus the surrender charge on any Monthly Anniversary, the Policy will lapse, subject to a grace period. (See Payment and Allocation of Premiums - Policy Lapse and Reinstatement.) A sufficient payment must be made within the later of the grace period of 62 days from the Monthly Anniversary immediately before the date Indebtedness exceeds the Cash Value less any surrender charges, or 31 days after notice that a Policy will terminate unless a sufficient payment has been mailed, or the Policy will lapse and terminate without value. A lapsed Policy, however, may later be reinstated subject to certain limitations. (See Payment and Allocation of Premiums - Policy Lapse and Reinstatement.)

Any outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Last Insured or the surrender of the Policy. Upon a complete surrender or lapse of any Policy, if the amount received plus the amount of outstanding Indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax. (See Federal Tax Matters.)

REPAYMENT OF INDEBTEDNESS. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Last Insured and as long as a Policy is in force. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions of the Separate Account and the General Account in the same proportion that the Cash Value in each Loan Subaccount bears to Cash Value in the Loan Account. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that they be treated as repayment of Indebtedness.

            Surrender, Partial Withdrawals and Pro-Rata Surrender

At any time during the lifetime of the Last Insured and while a Policy is in force, the Owner may surrender the Policy by sending a written request to the Company. After the first Policy Year, an Owner may make a partial withdrawal by sending a written request to the Company. The amount available for surrender is the Cash Surrender Value at the end of the Valuation Period during which the surrender request is received at the Company's Home Office. Amounts payable from the Separate Account upon surrender, partial withdrawal, or a Pro-Rata Surrender will ordinarily be paid within seven days of receipt of the written request. (See General Matters - Postponement of Payments from the Separate Account.)

SURRENDERS. To effect a surrender, either the Policy itself must be returned to the Company along with the request, or the request must be accompanied by a completed affidavit of loss, which is available from the Company. Upon surrender, the Company will pay the Cash Surrender Value plus any unpaid dividends determined prior to surrender (See Dividends) to the Owner in a single sum. The Cash Surrender Value equals the Cash Value on the date of surrender, less any Indebtedness, and less any surrender charge.
(See Charges and Deductions - Contingent Deferred Sales Charge.) The Company will determine the Cash Surrender Value as of the date that an Owner's written request is received at the Company's Home Office. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender. The Last Insured must be living at the time of a surrender. A surrender may have Federal income tax consequences. (See Federal Tax Matters.)

PARTIAL WITHDRAWALS. After the first Policy Year, an Owner may make partial withdrawals from the Policy's Cash Surrender Value. There is no transaction charge for the first twelve partial withdrawals or requested transfers in a Policy Year. General American will impose a charge of $25 for each partial withdrawal or requested transfer in excess of twelve in a Policy Year. A partial withdrawal may have Federal income tax consequences. (See Federal Tax Matters.)

The minimum amount of a partial withdrawal request, net of any applicable surrender charges, is the lesser of a) $500 from a Division of the Separate Account, or b) the Policy's Cash Value in a Division. (See Charges and Deductions - Contingent Deferred Sales Charge.) Partial withdrawals made during a Policy Year may not exceed the following limits. The maximum amount that may be withdrawn from a Division of the Separate Account is the Policy's Cash Value net of any applicable surrender charges in that Division. The total partial withdrawals and transfers from the General Account over the Policy Year may not exceed a maximum amount equal to the greatest of the following: (1) 25% of the Cash Surrender Value in the General Account at the beginning of the Policy Year, multiplied by the withdrawal percentage limit shown in the policy, or (2) the previous Policy Year's maximum amount.

The Owner may allocate the amount withdrawn plus any applicable surrender charge, subject to the above conditions, among the Divisions of the Separate Account and the General Account. If no allocation is specified, then the partial withdrawal will be allocated among the Divisions of the Separate Account and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account bears to the total Cash Value of the Policy, less the Cash Value in the

Loan Account, on the date the request for the partial withdrawal is received. If the limitations on withdrawals from the General Account will not permit this proportionate allocation, the Owner will be requested to provide an alternate allocation. (See The General Account.)

No amount may be withdrawn that would result in there being insufficient Cash Value to meet any surrender charge that would be payable immediately following the withdrawal upon the surrender of the remaining Cash Value.

The death benefit will be affected by a partial withdrawal, unless Death Benefit Option A or Option C is in effect and the withdrawal is made under the terms of an anniversary partial withdrawal rider. (See General Matters - Additional Insurance Benefits.) If Death Benefit Option A or Death Benefit Option C is in effect and the death benefit equals the Face Amount, then a partial withdrawal will decrease the Face Amount by an amount equal to the partial withdrawal plus the applicable surrender charge resulting from that partial withdrawal. If the death benefit is based on a percentage of the Cash Value, then a partial withdrawal will decrease the Face Amount by an amount by which the partial withdrawal plus the applicable surrender charge exceeds the difference between the death benefit and the Face Amount. If Death Option B is in effect, the Face Amount will not change.

The Face Amount remaining in force after a partial withdrawal may not be less than the minimum Face Amount. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be implemented.

Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. (See Monthly Deduction - Cost of Insurance.) The Company may change the minimum amount required for a partial withdrawal or the number of times partial withdrawals may be made.

PRO-RATA SURRENDER. After the first Policy Year, an Owner can make a Pro-Rata Surrender of the Policy. The Pro-Rata Surrender will reduce the Face Amount and the Cash Value by a percentage chosen by the Owner. This percentage must be any whole number. A Pro-Rata Surrender may have Federal income tax consequences. (See Federal Tax Matters.) The percentage will be applied to the Face Amount and the Cash Value on the Monthly Anniversary on or following our receipt of the request.

The Owner may allocate the amount of decrease in Cash Value plus any applicable surrender charge among the Divisions of the Separate Account and the General Account. (See Charges and Deductions - Contingent Deferred Sales Charge.) If no allocation is specified, then the decrease in Cash Value and any applicable surrender charge will be allocated among the Divisions of the Separate Account and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the request for Pro-Rata Surrender is received.

A Pro-Rata Surrender can not be processed if it will reduce the Face Amount below the minimum Face Amount of the Policy. No Pro-Rata Surrender will be processed for more Cash Surrender Value than is available on the date of the Pro-Rata Surrender. A cash payment will be made to the Owner for the amount of Cash Value reduction less any applicable surrender charges.

Pro-Rata Surrenders may affect the way in which the cost of insurance charge is calculated and the amount of the pure insurance protection afforded under the Policy. (See Monthly Deduction - Cost of Insurance.) Pro-Rata Surrender

CHARGES ON SURRENDER, PARTIAL WITHDRAWALS AND PRO-RATA SURRENDER.
If a Policy is surrendered within the first ten Policy Years, the Contingent Deferred Sales Charge will apply. (See Contingent Deferred Sales Charge.)

A partial withdrawal or Pro-Rata Surrender may also result in a Contingent Deferred Sales Charge. The amount of the charge assessed is a portion of the Contingent Deferred Sales Charge that would be deducted upon surrender or lapse. Charges are described in more detail under Charges and Deductions - Contingent Deferred Sales Charge.

While partial withdrawals and Pro-Rata Surrenders are each methods of reducing a Policy's Cash Value, a Pro-Rata Surrender differs from a partial withdrawal in that a partial withdrawal does not typically have a proportionate effect on a Policy's death benefit by reducing the Policy's Face Amount, while a Pro-Rata Surrender does. Assuming that a Policy's death benefit is not a percentage of the Policy's Cash Value, a Pro-Rata Surrender will reduce the Policy's death benefit in the same proportion that the Policy's Cash Value is reduced, while a partial withdrawal will reduce the death benefit by one dollar for each dollar of Cash Value withdrawn. Partial Withdrawals and Pro-Rata Surrenders will also result in there being different cost of insurance charges subsequently deducted. (See Monthly Deduction - Cost of Insurance; Surrender, Partial Withdrawals and Pro-Rata Surrender - Partial Withdrawals; and Surrenders, Partial Withdrawals, and Pro-Rata Surrenders-Pro-Rata Surrender.)

                                   Transfers

Under General American's current practices, a Policy's Cash Value, except amounts credited to the Loan Account, may be transferred among the Divisions of the Separate Account and for certain contracts, between the General Account and the Divisions. Transfers to and from the General Account are subject to restrictions (See The General Account). Requests for transfers from or among Divisions of the Separate Account may be made in writing or by telephone. Transfers from or among the Divisions of the Separate Account must be in amounts of at least $500 or, if smaller, the Policy's Cash Value in a Division. The first twelve requested transfers or partial withdrawals per policy year will be allowed free of charge. Thereafter, the Company will impose a charge of $25 for each requested transfer or partial withdrawal. General American ordinarily will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.

All requests received on the same Valuation Date will be considered a single transfer request. Each transfer must meet the minimum requirement of $500 or the entire Cash Value in a Division, whichever is smaller. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, General American will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each Policy Month or Policy Year.

Although General American currently intends to continue to permit transfers for the foreseeable future, the Policy provides that General American may at any time revoke, modify, or limit the transfer privilege, including the minimum amount transferable, the maximum General Account allocation percent, and the frequency of such transfers.

                             Portfolio Rebalancing

Over time, the funds in the General Account and the Divisions of the Separate Account will accumulate at different rates as a result of different investment returns. The Owner may direct that from time to time we automatically restore the balance of the Cash Value in the General Account and in the Divisions of the Separate Account to the percentages determined in advance. There are two methods of rebalancing available - periodic and variance.

PERIODIC REBALANCING. Under this option the Owner elects a frequency (monthly, quarterly, semiannually or annually), measured from the Policy Anniversary. On each date elected, we will rebalance the funds by generating transfers to reallocate the funds according to the investment percentages elected.

VARIANCE REBALANCING. Under this option the Owner elects a specific allocation percentage for the General Account and each Division of the Separate Account. For each such account, the allocation percentage (if not zero) must be a whole percentage and must not be less than five percent (5%). The Owner also elects a maximum variance percentage (5%, 10%, 15%, or 20% only), and can exclude specific funds from being rebalanced. On each Monthly Anniversary we will review the current fund balances to determine whether any fund balance is outside of the variance range (either above or below) as a percentage of the specified allocation percentage for that fund. If any fund is outside of the variance range, we will generate transfers to rebalance all of the specified funds back to the predetermined percentages.

Owners should consider that portfolio rebalancing entails the transfer of Cash Value from better performing portfolios to lesser performing portfolios.

Transfers resulting from portfolio rebalancing will not be counted against the total number of transfers allowed in a Policy Year before a charge is applied.

The Owner may elect either form of portfolio rebalancing by specifying it on the policy application, or may elect it later for an in-force Policy, or may cancel it, by submitting a change form acceptable to General American under its administrative rules.

Only one form of portfolio rebalancing may be elected at any one time, and portfolio rebalancing may not be used in conjunction with dollar cost averaging (see below).

General American reserves the right to suspend portfolio rebalancing at any time on any class of Policies on a nondiscriminatory basis, or to charge an administrative fee for election changes in excess of a specified number in a Policy Year in accordance with its administrative rules.

                             Dollar Cost Averaging

The Owner may direct the Company to transfer amounts on a monthly basis from the Money Market Fund to any other Division of the Separate Account. This service is intended to allow the Owner to utilize "dollar cost averaging" ("DCA"), a long-term investment technique which provides for regular, level investments over time. The Company makes no guarantee that DCA will result in a profit or protect against loss.

The following rules and restrictions apply to DCA transfers:

      (1)   The minimum DCA transfer amount is $100.

      (2) A written election of the DCA service, on a form provided by the Company, must be completed by the Owner and on file with the Company in order to begin DCA transfers.

      (3) In the written election of the DCA service, the Owner indicates how DCA transfers are to be allocated among the Divisions of the Separate Account. For any Division chosen to receive DCA transfers, the minimum percentage that may be allocated to a Division is 5% of the DCA transfer amount, and fractional percentages may not be used.

      (4) DCA transfers can only be made from the Money Market Fund, and DCA transfers will not be allowed to the General Account.

      (5) The DCA transfers will not count against the Policy's normal transfer restrictions. (See Policy Rights -- Transfers.)

      (6) The DCA transfer percentages may differ from the allocation percentages the Owner specifies for the allocation of Net Premiums. (See Payment and Allocation of Premiums -- Allocation of Net Premiums and Cash Values.)

      (7) Once elected, DCA transfers from the Money Market Fund will be processed monthly until either the value in the Money Market Fund is completely depleted or the Owner instructs the Company in writing to cancel the DCA service.

      (8) Transfers as a result of a Policy Loan or repayment, or in exercise of the conversion privilege, are not subject to the DCA rules and restrictions. The DCA service terminates at the time the conversion privilege is exercised, when any outstanding amount in any Division of the Separate Account is immediately transferred to the General Account. (See Policy Rights - Loans, and Policy Rights - Conversion Privilege.)

      (9) DCA transfers will not be made until the Right to Examine Policy period has expired (See Policy Rights - Right to Examine Policy).

The Company reserves the right to assess a processing fee for the DCA service. The Company reserves the right to discontinue offering DCA upon 30 days' written notice to Owners. However, any such discontinuation will not affect DCA services already commenced. The Company reserves the right to impose a minimum total Cash Value, less outstanding Indebtedness, in order to qualify for DCA service. Also, the Company reserves the right to change the minimum necessary Cash Value and the minimum required DCA transfer amount.

Transfers made under Dollar Cost Averaging do not count against the total of twelve requested transfers or partial withdrawals allowed without charge in a Policy Year.

                            Right to Examine Policy

The Owner may cancel a Policy within 20 days after receiving it (30 days if the Owner is a resident of California and is age 60 or older) or within 45 days after the application was signed, whichever is later. If a Policy is canceled within this time period, a refund will be paid. Where required by state law, the refund will equal all premiums paid under the Policy. Where required by state law, General American will refund an amount equal to the greater of premiums paid or (1) plus (2) where (1) is the difference between the premiums paid, including any policy fees or other charges, and the amounts allocated to the Separate Account under the Policy and (2) is the value of the amounts allocated to the Separate Account under the Policy on the date the returned Policy is received by General American or its agent.

To cancel the Policy, the Owner should mail or deliver the Policy to either General American or the agent who sold it. A refund of premiums paid by check may be delayed until the Owner's check has cleared the bank upon which it was drawn. (See General Matters - Postponement of Payments from the Separate Account.)


                       Death Benefit at Attained Age 100

If the Last Insured is living and the Policy is in force when the younger Insured reaches Attained Age 100, the death benefit will be equal to 101% of the Cash Value of the Policy unless the Lifetime Coverage Rider is in effect. (See Additional Insurance Benefits.) At that point, no further premium payments will be required or accepted, and no further monthly deductions will be taken to cover the cost of insurance.

                      PAYMENT AND ALLOCATION OF PREMIUMS

                             Issuance of a Policy

Individuals wishing to purchase a Policy must complete an application and submit it to an authorized registered agent of General American or to General American's Home Office. A Policy will generally be issued to Insureds of Issue Ages 0 through 90 for regularly underwritten contracts, and to Insureds of Issue Ages 20 through 70 for Policies issued in qualified pension plans. (Issue age requirements vary for policies issued in Texas.) General American may, in its sole discretion, issue Policies to individuals falling outside of those Issue Ages. Acceptance of an application is subject to General American's underwriting rules and General American reserves the right to reject an application for any reason.

The Issue Date is determined by General American in accordance with its standard underwriting procedures for variable life insurance policies. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. Insurance coverages under a Policy will not take effect until the Policy has been delivered and the initial premium has been paid during the lifetimes of both Insureds and prior to any change in health as shown in the application.

                                   Premiums

The initial premium is due on the Issue Date, and may be paid to an authorized registered agent of General American or to General American at its Home Office. General American currently requires that the initial premium for a Policy be at least equal to one-twelfth (1/12) of the Minimum Premium for the Policy. The Minimum Premium is the amount specified for each Policy based on the requested initial Face Amount and the charges under the Policy which vary according to the Issue Age, sex, underwriting risk class, and smoker status of the Insured. (See Charges and Deductions.) For policies issued as a result of a term conversion from certain General American term policies, the Company requires the Owner to pay an initial premium, which combined with conversion credits given, if any, will equal one full "Minimum Premium" for the Policy.

Following the initial premium, subject to the limitations described below, premiums may be paid in any amount and at any interval. Premiums after the first premium payment must be paid to General American at its Home Office.
An Owner may establish a schedule of planned premiums which will be billed by the Company at regular intervals. Failure to pay planned premiums, however, will not itself cause the Policy to lapse. (See Policy Lapse and Reinstatement.) Premium receipts will be furnished upon request.

An Owner may make unscheduled premium payments at any time in any amount, or skip planned premium payments, subject to the minimum and maximum premium limitations described below.

If a Policy is in the intended Owner's possession but the initial premium has not been paid, the Policy is not in force. The intended Owner is deemed to have the Policy for inspection only.

PREMIUM LIMITATIONS. Every premium payment must be at least $10. In no event may the total of all premiums paid in any Policy Year exceed the current maximum premium limitations for that Policy Year. Maximum premium limits for the Policy Year will be shown in an Owner's annual report.

In general, for policies issued with Death Benefit Option A or Death Benefit Option B, the maximum premium limit for a Policy Year is the largest amount of premium that can be paid in that Policy Year such that the sum of the premiums paid under the Policy will not at any time exceed the guideline premium limitations needed to comply with the tax definition of life insurance. For policies issued with Death Benefit Option C, the company reserves the right to impose other restrictions upon the amount of premium that may be paid into the Policy. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitations, the Company will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed, and no further premiums will be accepted until allowed under the current maximum premium limitations.

In addition to the foregoing tax definitional limits on premiums, for purposes of determining whether distributions (including loans) are a return of income first, the Company monitors the Policy to detect whether the "seven pay limit" has been exceeded. If the seven pay limit is exceeded, the Policy becomes a "Modified Endowment". The Company has adopted administrative steps designed to notify an Owner when it is believed that a premium payment will cause a Policy to become a modified endowment contract. The Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's being classified as a modified endowment contract. (See Federal Tax Matters.)

If the Company receives a premium payment which would cause the death benefit to increase by an amount that exceeds the Net Premium portion of the payment, then the Company reserves the right to (1) refuse that premium payment, or
(2) require additional evidence of insurability before it accepts the premium.

                  Allocation of Net Premiums and Cash Value

ALLOCATION OF NET PREMIUMS. In the application for a Policy, the Owner indicates how Net Premiums are to be allocated among the Divisions of the Separate Account, to the General Account (if available), or both. For each Division chosen, the minimum percentage that may be allocated to a Division is 5% of the Net Premium, and fractional percentages may not be used. Certain other restrictions apply to allocations made to the General Account (see General Account). For policies issued with an allowable percentage to the General Account of more than 5%, the minimum percentage is 5%, and fractional percentages may not be used.

The allocation for future Net Premiums may be changed without charge at any time by providing notice to the Company. Any change in allocation will take effect immediately upon receipt by the Company of written notice. No charge is imposed for changing the allocations of future premiums. The initial allocation will be shown on the application which is attached to the Policy. The Company may at any time modify the maximum percentage of future Net Premiums that may be allocated to the General Account.

During the period from the Issue Date to the end of the Right to Examine Policy Period (See Policy Rights - Right to Examine Policy), Net Premiums will automatically be allocated to the Division that invests in the Money Market Fund of Capital Company. When this period expires, the Policy's Cash Value in that Division will be transferred to the Divisions of the Separate Account and to the General Account (if available) in accordance with the allocation requested in the application for the Policy, or any allocation instructions received subsequent to receipt of the application. Net Premiums received after the Right to Examine Policy Period will be allocated according to the allocation instructions most recently received by the Company unless otherwise instructed for that particular premium receipt.

The Policy's Cash Value may also be transferred between Divisions of the Separate Account, and, if the General Account is available under the Policy, between those Divisions and the General Account. (See Policy Rights - Transfers.)

The value of amounts allocated to Divisions of the Separate Account will vary with the investment performance of the chosen Divisions and the Owner bears the entire investment risk. This will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of Net Premiums and the Policy's Cash Value in light of market conditions and their overall financial planning requirements.

                        Policy Lapse and Reinstatement

LAPSE. Unlike conventional whole life insurance policies, the failure to make a premium payment following the initial premium will not itself cause a Policy to lapse. If, during the first five Policy Years, the sum of all premiums paid on the Policy, reduced by any partial withdrawals and any outstanding loan balance, is greater than or equal to the sum of the No Lapse Monthly Premiums for the elapsed months since the Issue Date, the Policy will not lapse as a result of the Cash Value less any loans, loan interest due, and any surrender charge being insufficient to pay the monthly deduction. Lapse will occur (except as described above) when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made.

The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value becomes insufficient to meet the next monthly deduction. The Company will notify the Owner at the beginning of the grace period by mail addressed to the last known address on file with the Company. The notice to the Owner will indicate the amount of additional premium that must be paid. The amount of the premium required to keep the Policy in force will be the amount to cover the outstanding monthly deductions and premium expense charges. (See Charges and Deductions - Monthly Deduction.) If the Company does not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value.

If the Last Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit otherwise payable.

REINSTATEMENT. The Owner may reinstate a lapsed Policy by written application any time within five years after the date of lapse and before the younger Insured's Attained Age 100. Reinstatement is subject to the following conditions:

      1. Evidence of the insurability of the Insureds (or if one of the Insureds was deceased when the Policy lapsed, evidence of the insurability of the surviving Insured) satisfactory to the Company

      (including evidence of insurability of any person covered by a rider to reinstate the rider).

      2. Payment of a premium that, after the deduction of premium expense charges, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.

      3. Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause Cash Value of an equal amount also to be reinstated. Any loan interest due and unpaid on the Policy Anniversary prior to reinstatement must be repaid at the time of reinstatement.
      Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount to be reinstated.

The Policy cannot be reinstated if it has been surrendered.

The amount of Cash Value on the date of reinstatement will be equal to the amount of any Policy Loan reinstated, increased by the Net Premiums paid at reinstatement, any Policy Loan paid at the time of reinstatement, and the amount of any surrender charge paid at the time of lapse.

If both Insureds were alive on the date the Policy lapsed, then both Insureds must be alive on the date the Company approves the application for reinstatement. If only one Insured was alive on the date the Policy lapsed, then that Insured must be alive on the date the Company approves the request for reinstatement. If any Insured who was alive on the date the Policy lapsed is not then alive when the Company approves the request for reinstatement, such approval is void and of no effect.

The effective date of reinstatement will be the date the Company approves the application for reinstatement. There will be a full monthly deduction for the Policy Month which includes that date. (See Charges and Deductions-Monthly Deduction.)

The surrender charge in effect at the time of reinstatement will equal the surrender charge in effect at the time of lapse.

                            CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the Policy to compensate the Company for providing the insurance benefits set forth in the Policy and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policy.

                           Premium Expense Charges

Prior to allocation of Net Premiums, premium payments will be reduced by premium expense charges consisting of a sales charge and a charge for premium taxes. The premium payment less the premium expense charge equals the Net Premium.

SALES CHARGE. A sales charge will be deducted from each premium payment to partially compensate the Company for expenses incurred in distributing the Policy and any additional benefits provided by riders. The Company currently intends to deduct a sales charge determined according to the following schedule:

       Policy Year 1                15% of premium up to Target
                                     5% of premium above Target
       Policy Years 2-10             5% of all premium paid
       Policy Years 11+              2% of all premium paid


For policies issued in the state of Oregon, the amounts shown above are increased by 2%. Consistent with the requirements of the Texas non-forfeiture laws, the guaranteed sales charge varies for policies issued in Texas. As of the date of this prospectus, the current sales charge for Texas policies is the same as shown above.


The expenses covered by the sales charge include agent sales commissions, the cost of printing Prospectuses and sales literature, and any advertising costs. Where Policies are issued to Insureds with higher mortality risks or to Insureds who have selected additional insurance benefits, a portion of the amount deducted for sales charge is used to pay distribution expenses and other costs associated with these additional coverages. No increase in this sales charge will occur that would result in an increase in the sales charge percentage deducted in any previous Policy year.

A Contingent Deferred Sales Charge is also imposed under certain circumstances for expenses incurred in distributing the Policies. That charge is discussed below.

To the extent that sales expenses are not recovered from the sales charge and the surrender charge, those expenses may be recovered from other sources, including the mortality and expense risk charge described below.

PREMIUM TAXES. Various states or other governing jurisdictions and their subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary by jurisdiction. A deduction equal to the amount of the actual premium tax (if any) is taken from each premium payment for these taxes. The deduction allows the Company to pass through the amount of the taxes imposed on the policy by the state or other governing jurisdiction and any subdivisions thereof. State premium taxes currently range from 0% to 3.5% (4% in Puerto Rico), with an average of approximately 2.1%.

FEDERAL TAX CHARGE. This charge is designed to pass through the equivalent of the federal tax consequences applicable to the policy. The charge is currently 1.3% of premium paid, and is guaranteed not to increase except to the extent of any increases in the federal tax.

                              Monthly Deduction

Charges will be deducted monthly from the Cash Value of each Policy ("the monthly deduction") to compensate the Company for (a) certain administrative costs; (b) the cost of insurance; and (c) the cost of optional benefits added by rider. The monthly deduction will be taken on the Investment Start Date and on each Monthly Anniversary. It will be allocated among the General Account and each Division of the Separate Account in the same proportion that a Policy's Cash Value in the General Account and the Policy's Cash Value in each Division bear to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the deduction is taken. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself can vary in amount from month to month.


SELECTION AND ISSUE EXPENSE CHARGE. During the first ten Policy Years, the Company generally assesses a monthly charge to cover the costs associated with the underwriting and issue of the policy. The monthly charge per $1,000 of face amount ranges from approximately 4 cents to one dollar, and varies by Issue Age, risk class, and (except on unisex Policies) sex of the Insureds. For policies issued in Texas, compliance with the non-forfeiture laws requires that the guaranteed selection and issue expenses are level for the life of the policy. On a current basis, as of the date of this prospectus, the charges stop after ten Policy Years.


MONTHLY ADMINISTRATIVE CHARGE. The Company has responsibility for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, record keeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, and reporting and overhead costs, processing applications, and establishing Policy records. As reimbursement for administrative expenses related to the maintenance of each Policy and the Separate Account, the Company assesses a monthly administration charge from each Policy. This charge is generally $25 per month in the first Policy Year, and $6 per month for all Policy Years thereafter, and is guaranteed not to increase while the Policy is in force.

The Company may administer the Policy itself, or may purchase administrative services from such sources (including affiliates) as may be available. Such services will be acquired on a basis which, in the Company's sole discretion, affords the best services at the lowest cost. The Company reserves the right to select a company to provide services which the Company deems, in its sole discretion, is the best able to perform such services in a satisfactory manner even though the costs for such services may be higher than would prevail elsewhere.

COST OF INSURANCE. The cost of insurance is deducted on each Monthly Anniversary for the following Policy Month. The cost of insurance is determined in a manner that reflects the anticipated mortality of both Insureds and the fact that the death benefit is not payable until the death of the Last Insured. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The Company will determine the cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk (defined below) for each Policy Month.

The cost of insurance rates are determined at the beginning of each Policy Year. The rates will be based on the Attained Age, duration, rate class, and (except for unisex Policies) sex of the Insureds at issue. (See Unisex Requirements Under Montana Law.) The cost of insurance rates generally increase as the Insureds' Attained Age increases.

The rate class of an Insured also will affect the cost of insurance rate.
For the initial Face Amount, the Company will use the rate class on the Issue Date. If the death benefit equals a percentage of Cash Value, an increase in Cash Value will cause an automatic increase in the death benefit. The rate class for such increase will be the same as that used for the initial Face Amount.

The Company currently places Insureds into a preferred rate class, a standard rate class, or into rate classes involving a higher mortality risk.

Actual cost of insurance rates may change, and the actual monthly cost of insurance rates will be determined by the Company based on its expectations as to future mortality experience. However, the actual cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. For Policies which are not in a substandard risk class, the guaranteed cost of insurance rates are equal to 100% of the rates set forth in the male/female smoker/non-smoker 1980 CSO Mortality Tables (1980
CSO Tables NA and SA
and 1980 CSO Tables NG and SG for sex distinct Policies and Policies issued in qualified pension plans; and 1980 CSO Tables NA and SA for unisex policies issued in compliance with Montana law. All Policies are based on the age nearest birthday. Higher rates apply if either Insured is determined to be in a substandard risk class.

In two otherwise identical Policies, an Insured in the preferred rate class will have a lower cost of insurance than an Insured in a rate class involving higher mortality risk. Each rate class is also divided into two categories: smokers and nonsmokers. Nonsmoker Insureds will generally incur a lower cost of insurance than similarly situated Insureds who smoke. (Insureds under Attained Age 20 are automatically assigned to the non-smoker rate class.)

The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0032737 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%), less
(b) the Cash Value at the beginning of the Policy Month. In calculating the cost of insurance charges, the cost of insurance rate for a Face Amount is applied to the net amount at risk for that Face Amount.

ADDITIONAL INSURANCE BENEFITS. The monthly deduction will include charges for any additional benefits provided by rider. (See General Matters
- Additional Insurance Benefits.)

                  Contingent Deferred Sales Charge ("CDSC")

For a period of up to ten years after the Issue Date, the Company will impose a CDSC upon surrender or lapse of the Policy, upon a partial withdrawal, or upon a Pro-Rata Surrender. The amount of the charge assessed will depend upon a number of factors, including the type of event (a full surrender, lapse, or partial withdrawal), the amount of any premium payments made under the Policy prior to the event, and the number of Policy Years having elapsed since the Policy was issued.

The Contingent Deferred Sales Charge compensates the Company for expenses relating to the distribution of the Policy, including agents' commissions, advertising, and the printing of the Prospectus and sales literature.

CALCULATION OF CHARGE. If a Policy is surrendered, the charge will not exceed the Contingent Deferred Sales Charge Percentage multiplied by the annual Target Premium attributable to the base policy.

The Contingent Deferred Sales Charge Percentage is shown in the following table.

                     Contingent Deferred Sales Charge
                            Percentage Table
      If surrender or lapse                       The percentage of the
    occurs in the last month                          annual Target
         of Policy Year:                           Premium payable is:
           1 through 5                                     45%
                6                                          40%
                7                                          30%
                8                                          20%
                9                                          10%
          10 and later                                      0%

In addition, the percentages are reduced equally for each Policy Month during the years shown. For example, during the seventh year, the percentage is reduced equally each month from 40% at the end of the sixth Year to 30% at the end of the seventh Year. This table may be modified if required by law or regulation of the governing jurisdiction.

CHARGE ASSESSED UPON PARTIAL WITHDRAWALS OR PRO-RATA SURRENDER.
The amount of the Contingent Deferred Sales Charge deducted upon a partial withdrawal or Pro-Rata Surrender will equal a fraction of the charge that would be deducted if the Policy were surrendered at that time. The fraction will be determined by dividing the amount of the withdrawal of cash by the Cash Value before the withdrawal and multiplying the result by the charge. Immediately after a withdrawal, the Policy's remaining surrender charge will equal the amount of the surrender charge immediately before the withdrawal less the amount deducted in connection with the withdrawal.

Transaction Charges. There are no transaction charges for processing the first twelve transfers or partial withdrawals in a policy year. There is a charge of $25 for each transfer or partial withdrawal in excess of twelve.

ADJUSTMENT OF CHARGES. The Policy is available for purchase by individuals, corporations, and other institutions. For certain individuals and certain corporate or other group or sponsored arrangements purchasing one or more Policies, General American may waive or adjust the amount of the Sales Charge, Contingent Deferred Sales Charge, monthly administrative charge, or other charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies warrant an adjustment.

Sales, underwriting, or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase or a group or sponsored arrangement; from the amount of the initial premium payment or payments; or from the amount of projected premium payments. General American will determine in its discretion if, and in what amount, an adjustment is appropriate. The Company may modify its criteria for qualification for adjustment of charges as experience is gained, subject to the limitation that such adjustments will not be unfairly discriminatory against the interests of any Owner.

                           Separate Account Charges

MORTALITY AND EXPENSE RISK CHARGE. General American will deduct a daily charge from the Separate Account. The amount of the deduction is determined as a percentage of the average net assets of each Division of the Separate Account. The daily deduction percentages, and the equivalent effective annual rate, are:

     Policy Years           Daily Charge Factor          Annual Equivalent
         1-10                    .0015027%                     0.55%
        11-20                    .0012301%                     0.45%
         21+                     .0009572%                     0.35%

This deduction is guaranteed not to increase while the Policy is in force. General American may realize a profit from this charge.

The mortality risk assumed by General American is that Insureds may die sooner than anticipated and that therefore General American will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

FUND EXPENSES. The value of the net assets of the Separate Account will reflect the investment advisory fee and other expenses incurred by the underlying investment companies. A summary of the annual Fund operating expenses in provided on page 4 of this prospectus. See the prospectuses for the respective Funds for a description of investment advisory fees and other expenses.

TAXES. No charges are currently made to the Separate Account for Federal, state, or local taxes that the Company incurs which may be attributable to such Separate Account or to the Policy. The Company may make such a charge for any such taxes or economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policy. (See Federal Tax Matters.)

                                   DIVIDENDS

The Policy is issued both as a participating Policy, which provides the Owner an ownership interest in General American Mutual Holding Company, the parent company of General American Life Insurance Company and as a non-participating Policy, which provides no ownership interest in General American Mutual Holding Company or General American Life Insurance Company. However, we do not anticipate that the Policy will share in the divisible surplus of the Company in the form of a dividend.

                              THE GENERAL ACCOUNT

Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the General Account. The disclosure regarding the General Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

NOTE:  THE GENERAL ACCOUNT IS NOT AVAILABLE IN THE STATE OF TEXAS.

                              General Description

The General Account consists of all assets owned by General American other than those in the Separate Account and other separate accounts. Subject to applicable law, General American has sole discretion over the investment of the assets of the General Account.

At issue, General American will determine the maximum percentage of the non-borrowed Cash Value that may be allocated, either initially or by transfer, to the General Account. The ability to allocate Net Premiums or to transfer Cash Value to the General Account may not be made available, in the Company's discretion, under certain Policies. Further, the option may be limited with respect to some Policies. The Company may, from time to time, adjust the extent to which premiums or Cash Value may be allocated to the General
Account (the "maximum allocation percentage"). Such adjustments may not be uniform as to all Policies. General American may at any time modify the General Account maximum allocation percent. Subject to this maximum, an Owner may elect to allocate Net Premiums to the General Account, the

Separate Account, or both. Subject to this maximum, the Owner may also transfer Cash Value from the Divisions of the Separate Account to the General Account, or from the General Account to the Divisions of the Separate Account. The allocation of Net Premiums or the transfer of Cash Value to the General Account does not entitle an Owner to share in the investment experience of the General Account. Instead, General American guarantees that Cash Value allocated to the General Account will accrue interest at a rate of at least 4%, compounded annually, independent of the actual investment experience of the General Account.


The Loan Account is part of the General Account.


                                  The Policy

This Prospectus describes a flexible premium joint and last survivor variable life insurance policy. This Prospectus is generally intended to serve as a disclosure document only for the aspects of the Policy relating to the Separate Account. For complete details regarding the General Account, see the Policy itself.

                           General Account Benefits

If the Owner allocates all Net Premiums only to the General Account and makes no transfers, partial withdrawals, Pro-Rata Surrenders, or Policy Loans, the entire investment risk will be borne by General American, and General American guarantees that it will pay at least a minimum specified death benefit. The Owner may select Death Benefit Option A, B or C under the Policy and may change the Policy's Face Amount subject to satisfactory evidence of insurability.

                          General Account Cash Value

Net Premiums allocated to the General Account are credited to the Cash Value. General American bears the full investment risk for these amounts and guarantees that interest will be credited to each Owner's Cash Value in the General Account at a rate of no less than 4% per year, compounded annually. General American may, AT ITS SOLE DISCRETION, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4% per year, and might not do so. ANY INTEREST CREDITED ON THE POLICY'S CASH VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED MINIMUM RATE OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF GENERAL AMERICAN. THE POLICY OWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE OF 4% PER YEAR. If excess interest is credited, a different rate of interest may be applied to the Cash Value in the Loan Account. The Cash Value in the General Account will be calculated on each Monthly Anniversary of the Policy.

General American guarantees that, on each Valuation Date, the Cash Value in the General Account will be the amount of the Net Premiums allocated or Cash Value transferred to the General Account, plus interest at the rate of 4% per year, plus any excess interest which General American credits and any amounts transferred into the General Account, less the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with partial withdrawals, Pro-Rata Surrenders, surrender charges or transfers to the Separate Account.

         Transfers, Surrenders, Partial Withdrawals and Policy Loans

After the first Policy Year, a portion of Cash Value may be withdrawn from the General Account or transferred from the General Account to the Separate Account. A partial withdrawal, net of any applicable surrender charges, and any transfer must be at least $500 or, the Policy's entire Cash Value in the General Account if less than $500. No amount may be withdrawn from the General Account that would result in there being insufficient Cash Value to meet any surrender charges that would be payable immediately following the withdrawal upon the surrender of the remaining Cash Value of the Policy. The total amount of transfers and withdrawals in a Policy Year may not exceed a Maximum Amount equal to the greater of (a) 25% of a Policy's Cash Surrender Value in the General Account at the beginning of the Policy Year, or (b) the previous Policy Year's Maximum Amount (not to exceed the total Cash Surrender Value of the Policy).

Transfers to the General Account are limited by the maximum allocation percentage (described below) in effect for a Policy at the time a transfer request is made.

Policy Loans may also be made from the Policy's Cash Value in the General
Account.

Loans and withdrawals from the General Account may have Federal income tax consequences. (See Federal Tax Matters.)

There is no transaction charge for the first twelve partial withdrawals or requested transfers in a Policy Year. General American will impose a charge of $25 for each partial withdrawal or requested transfer in excess of twelve in a Policy Year. General American may revoke or modify the privilege of transferring amounts to or from the General Account at any time. Partial withdrawals and Pro-Rata Surrenders will result in the imposition of the applicable surrender charge.

Transfers, surrenders, partial withdrawals and Pro-Rata Surrenders payable from the General Account and the payment of Policy Loans allocated to the General Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, General American will pay interest at the rate of 2.5% per year for the period of the deferment. Amounts from the General Account used to pay premiums on policies with General American will not be delayed.

                               GENERAL MATTERS

              Postponement of Payments from the Separate Account

The Company usually pays amounts payable on partial withdrawal, Pro-Rata Surrender, surrender, or Policy Loan allocated to the Separate Account Divisions within seven days after written notice is received. Payment of any amount payable from the Divisions of the Separate Account upon surrender, partial withdrawals, Pro-Rata Surrender, death of the Last Insured, or payments of a Policy Loan and transfers, may be postponed whenever: (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; (2) the SEC by order permits postponement for the protection of Owners; or (3) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets. The Company may defer payment of the portion of any Policy Loan from the General Account for not more than six months.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until the Owner's check has cleared the bank upon which it was drawn.

                                 The Contract

The Policy, the attached application, any riders, endorsements, and any application for reinstatement constitute the entire contract. All statements made by the Insureds in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be in writing and approved by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

                              Control of Policy

The Insureds jointly are the Owner of the Policy unless another person or entity is shown as the Owner in the application. Ownership may be changed, however, as described below. The Owner is entitled to all rights provided by the Policy. Any person whose rights of ownership depend upon some future event does not possess any present rights of ownership. If there is more than one Owner at a given time, all Owners must exercise the rights of ownership by joint action. If the Owner dies, and the Owner is not one or both of the Insureds, the Owner's interest in the Policy becomes the property of his or her estate unless otherwise provided. Unless otherwise provided, the Policy is jointly owned by all Owners named in the Policy or by the survivors of those joint Owners. Unless otherwise stated in the Policy, the final Owner is the estate of the last joint Owner to die. The Company may rely on the written request of any trustee of a trust which is the Owner of the Policy, and the Company is not responsible for the proper administration of any such trust.

                                 Beneficiary

The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Last Insured. If there is more than one Beneficiary at the death of the Last Insured, each Beneficiary will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Last Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

The Company permits the designation of various types of trusts as Beneficiary(ies), including trusts for minor beneficiaries, trusts under a will, and trusts under a separate written agreement. An Owner is also permitted to designate several types of beneficiaries, including business beneficiaries.

                        Change of Owner or Beneficiary

The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to the Company at any time during the Last Insured's lifetime subject to any restrictions stated in the Policy and this Prospectus. The Company may require that the Policy be returned for endorsement of any change. If acceptable to us, the change will take effect as of the date the request is signed, whether or not the Last Insured is living when the request is received at the Company's Home

Office. The Company is not liable for any payment made or action taken before the Company received the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Last Insured's death, the Owner may, within sixty days of the Last Insured's death, designate another person to receive the Policy proceeds. Any change will be subject to any assignment of the Policy or any other legal restrictions.

                                Policy Changes

The Company reserves the right to limit the number of changes to a Policy to one per Policy Year and to restrict changes in the first Policy Year. Currently, only one change is permitted during any Policy Year and no change may be made during the first Policy Year. For this purpose, changes include decreases in Face Amount and changes in the death benefit option. No change will be permitted, if as a result, the Policy would fail to satisfy the definition of life insurance in Section 7702 of the Internal Revenue Code or any applicable successor provision.

                           Conformity with Statutes

If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws. In addition, the Company reserves the right to change the Policy if it determines that a change is necessary to cause this Policy to comply with, or give the Owner the benefit of any Federal or state statute, rule, or regulation, including, but not limited to, requirements of the Internal Revenue Code, or its regulations or published rulings.

                             Claims of Creditors

To the extent permitted by law, neither the Policy nor any payment under it will be subject to the claims of creditors or to any legal process.

                               Incontestability

The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of either Insured. An addition of a rider after the Issue Date is incontestable after such addition has been in force for two years from its effective date during the lifetime of either Insured. Any reinstatement of a Policy is incontestable only after it has been in force during the lifetime of either Insured for two years after the effective date of the reinstatement.

                                  Assignment

The Company will be bound by an assignment of a Policy only if: (a) the assignment is in writing; (b) the original assignment instrument or a certified copy thereof is filed with the Company at its Home Office; and (c) the Company returns an acknowledged copy of the assignment instrument to the Owner. The Company is not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, the Company may require proof of the interest of the claimant. A valid assignment will take precedence over the claim of any Beneficiary.

                                   Suicide

Suicide within two years of the Issue Date is not covered by the Policy. If either Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness subject to certain limitations.

If the either Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, unless that Insured intended suicide when the Policy was applied for.

                  Misstatement of Age or Sex and Corrections

If the age or sex (except in unisex Policies, see Unisex Requirements Under Montana Law) of the Insureds has been misstated in the application, the amount of the death benefit will be that which the most recent cost of insurance charge would have purchased for the correct age and sex.

Any payment or Policy changes made by the Company in good faith, relying on its records or evidence supplied with respect to such payment, will fully discharge the Company's duty. The Company reserves the right to correct any errors in the Policy.

                        Additional Insurance Benefits

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. The cost of any additional insurance benefits which require additional charges will be deducted as part of the monthly deduction from the Policy's Cash Value. (See Charges and Deductions - Monthly Deduction.) Certain restrictions may apply and are described in the applicable rider. An insurance agent authorized to sell the Policy can describe these extra benefits further. Samples of the provisions are available from General American upon written request.


WAIVER OF SPECIFIED PREMIUM RIDER.  Provides for crediting the Policy's
Cash Value with a specified monthly premium while the covered Insured is totally disabled. The monthly premium selected at issue is not guaranteed to keep the Policy in force. The covered Insured must have become disabled after age 5 and before age 65.

ADJUSTABLE BENEFIT TERM RIDER. This rider allows an employer who is the Owner to provide adjustable term insurance to comply with the terms of an associated employee benefit plan. The increase in coverage occurs on each Policy Anniversary.

ANNIVERSARY PARTIAL WITHDRAWAL RIDER. This rider allows the owner to withdraw up to 15% of the Policy's Cash Surrender Value on any Policy Anniversary without reducing the Face Amount. A Contingent Deferred Sales Charge will still apply.


JOINT SUPPLEMENTAL COVERAGE TERM RIDER. This rider provides level term insurance on the lives of the Insureds under the base policy. It can be added only at issue. It cannot be increased or added to an existing Policy.


SECONDARY GUARANTEE RIDER. This rider guarantees that if, during the secondary guarantee period, the sum of all premiums paid on the Policy, reduced by any partial withdrawals and any outstanding loan balance, is greater than or equal to the sum of the secondary guarantee premiums required since the Issue Date, the Policy will not lapse as a result of a Cash Value less any loans, loans interest due, and any surrender charge being insufficient to pay the monthly deduction.

The secondary guarantee period is the number of Policy Years until the younger Insured reaches Attained Age 100.

LIFETIME COVERAGE RIDER. This rider provides the continuation of the Policy's face amount beyond the younger Insured's Attained Age 100, provided the policy remains in force to that date with a positive cash surrender value. If the Policy is in force after the younger Insured's Attained Age 100, the death benefit will be the greater of the face amount or 101% of the Cash Value.

DIVORCE SPLIT RIDER. This rider allows the Policy to be split into two separate policies in the event of the divorce of a married couple who are the Insureds under the Policy.

Estate Preservation Term Rider. This rider provides joint level term insurance, payable at the death of the Last Insured, for a period of four years from the date of the rider.

                             Records and Reports

The Company will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent a periodic report for each Fund. Receipt of premium payments, transfers, partial withdrawals, Pro-Rata Surrenders, Policy Loans, loan repayments, changes in death benefit options, decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by the Company for a nominal fee which will not exceed $25.

                         DISTRIBUTION OF THE POLICIES

The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for the Company, are also registered representatives of Walnut Street Securities, Inc. ("Walnut Street"), the principal underwriter of the Policy, or of broker-dealers who have entered into written sales agreements with Walnut Street. Walnut Street was incorporated under the laws of Missouri in 1984 and is a wholly-owned subsidiary of General American Holding Company, which is, in turn, a wholly-owned subsidiary of the Company. Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. No director or officer of Walnut Street owns any units in the Separate Account.

Writing agents will receive commissions based on a commission schedule and rules. Currently, agent first-year commissions equal 50% of target premiums and 2.25% of excess premium paid in Policy Year 1. In renewal years, the agent commissions vary from 1.0% to 2.0% of premiums paid in Policy Years 2 and later, depending on the agent's contract type. An additional service fee, determined as a percentage of the Policy's unloaned Cash Value, is also paid. The percentage varies by Policy Year from 0% to 0.20% of average monthly unloaned assets. Reductions may be possible under the circumstances outlined in the section entitled Adjustment of Charges. General Agents receive compensation which may be in part based on the level of agent commissions in their agencies.

As principal underwriter for the Policies, Walnut Street receives commission income. Walnut Street receives an administrative fee of 2% of premium from sales of the Policies.

The general agent commission schedules and rules differ for different types of agency contracts.

General American may use other distribution channels to sell the non-participating version of the Policy.

                             FEDERAL TAX MATTERS

                                 Introduction

The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax Advisers should be consulted for more complete information. This discussion is based upon General American's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Internal Revenue Service.

                           Tax Status of the Policy

Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") includes a definition of a life insurance contract for Federal tax purposes. The Secretary of the Treasury (the "Treasury") issued proposed regulations which specify what will be considered reasonable mortality charges under
Section 7702. Guidance as to how Section 7702 is to be applied is, however, limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide most of the tax advantages normally provided by a life insurance policy.

With respect to a Policy issued on a basis of a standard premium class or on a guaranteed or simplified issue basis, while there is some uncertainty due to the limited guidance under Section 7702, the Company believes that such a Policy should meet the Section 7702 definition of a life insurance contract. However, with respect to a Policy issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), it is not clear whether such a Policy would satisfy Section 7702, particularly if the Owner pays the full amount of premiums permitted under the Policy.

If it is subsequently determined that a Policy does not satisfy Section 7702, the Company will take whatever steps are appropriate and necessary to attempt to cause such a Policy to comply with Section 7702, including possibly refunding any premiums paid that exceed the limitations allowable under
Section 7702 (together with interest or other earnings on any such premiums refunded as required by law). For these reasons, the Company reserves the right to modify the Policy as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of the Separate Account to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal tax purposes. The Separate Account, intends to comply with the diversification requirements prescribed by the Treasury in Regulation Section 1.817-5, which affect how assets may be invested.
Although General American does not control the Funds, it has entered into agreements, which require these investment companies to be operated in compliance with the requirements prescribed by the Treasury.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets, for federal income tax purposes, if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If that were to be determined to be the case, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

The ownership rights under the Policy are different in certain respects from those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Premium payments and Policy Values.

These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

1. TAX TREATMENT OF POLICY BENEFITS. In general, the Company believes that the proceeds and Cash Value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under Section 101(a)(1) of the Code, unless a transfer for value (generally a sale of the policy) has occurred.

Many changes or transactions involving a Policy may have tax consequences, depending on the circumstances. Such changes include, but are not limited to, the exchange of the Policy, a change of the Policy's Face Amount, a Policy Loan, an additional premium payment, a Policy lapse with an outstanding Policy Loan, a partial withdrawal, or a surrender of the Policy. In addition, Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend upon the circumstances of each Owner or Beneficiary. A competent tax adviser should be consulted for further information.

A Policy may also be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax adviser regarding the tax attributes of the particular arrangement.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy's Cash Value, including increments thereof, under the Policy until there is a distribution. The tax consequences of distributions from, and Policy Loans taken from or secured by, a Policy depend upon whether the Policy is classified as a "modified endowment contract". However, upon a complete surrender or lapse of any Policy, if the amount received plus the amount of outstanding Indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

2. MODIFIED ENDOWMENT CONTRACTS. A policy may be treated as a modified endowment contract depending upon the amount of premiums paid in relation to the death benefit provided under such Policy. The premium limitation rules for determining whether a Policy is a modified endowment contract are extremely complex. In general, however, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits (based on the lowest level of benefits in effect for the Policy) after the payment of seven level annual premiums.

In addition, if a Policy is "materially changed" it may cause such Policy to be treated as a modified endowment contract. The material change rules for determining whether a Policy is a modified endowment contract are also extremely complex. In general, however, the determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit at the time of such change, the Cash Value at the time of the change and the additional premiums paid in the seven Policy Years starting with the date on which the material change occurs.

Moreover, a life insurance contract received in exchange for a life insurance contract classified as a modified endowment contract will also be treated as a modified endowment contract. A reduction in a Policy's benefits may also cause such Policy to become a modified endowment contract.

Due to the Policy's flexibility, classification of a Policy as a modified endowment contract will depend upon the circumstances of each Policy. The Company has, however, adopted administrative steps designed to protect an Owner against the possibility that the Policy might become a modified endowment contract. The Company believes the safeguards are adequate for most situations, but it cannot provide complete assurance that a Policy will not be classified as a modified endowment contract. At the time a premium is credited which would cause the Policy to become a modified endowment contract, the Company will notify the Owner that unless a refund of the excess premium is requested by the Owner, the Policy will become a modified endowment contract. The Owner will have 30 days after receiving such notification to request the refund. The excess premium paid will be returned to the

Owner upon receipt by the Company of the refund request. The amount to be refunded will be deducted from the Policy Cash Value in the Divisions of the Separate Account and in the General Account in the same proportion as the premium payment was allocated to such Divisions.

Accordingly, a prospective Owner should contact a competent tax adviser before purchasing a Policy to determine the circumstances under which the Policy would be a modified endowment contract. In addition, an Owner should contact a competent tax adviser before paying any additional premiums or making any other change to, including an exchange of, a Policy to determine whether such premium or change would cause the Policy (or the new Policy in the case of an exchange) to be treated as a modified endowment contract.

3.    DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT
CONTRACT. Policies classified as modified endowment contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Cash Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, Policy Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are treated as distributions from such a Policy and taxed accordingly. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or Policy Loan taken from or secured by, such a Policy that (a) is included in income, except where the distribution or Policy Loan is made on or after the Owner attains age 59 1/2,
(b) is attributable to the Owner's becoming disabled, or (c) is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary.

4.    DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED
ENDOWMENT CONTRACT. Distributions from Policies not classified as a modified endowment contracts are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit (possibly including a partial withdrawal) or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in cash distribution to the Owner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Policy Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. Instead, such loans are treated as indebtedness of the Owner.

Upon a complete surrender or lapse of a Policy that is not a modified endowment contract, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

Neither distributions (including distributions upon surrender or lapse) nor Policy Loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

If a Policy which is not a modified endowment contract subsequently becomes a modified endowment contract, then any distribution made from the Policy within two years prior to the date of such change in status may become taxable.

5. POLICY LOAN INTEREST. Generally, interest paid on any loan under a life insurance Policy owned by an individual is not deductible. In addition, interest on any loan under a life insurance Policy owned by a business taxpayer on the life of any individual who is an officer of or is financially interested in the business carried on by that taxpayer is deductible only under certain very limited circumstances. An Owner should consult a competent tax adviser before deducting any loan interest.

6. INTEREST EXPENSE ON UNRELATED INDEBTEDNESS. Under provisions added to the Code in 1997 for policies issued after June 8, 1997, if a business taxpayer owns or is the beneficiary of a Policy on the life of any individual who is not an officer, director, employee, or 20 percent owner of the business, and the taxpayer also has debt unrelated to the Policy, a portion of the taxpayer's unrelated interest expense deductions may be lost. No business taxpayer should purchase or exchange a Policy on the life of any individual who is not an officer, director, employee, or 20 percent owner of the business without first consulting a competent tax Adviser.

7. INVESTMENT IN THE POLICY. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any Policy Loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any Policy Loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Owner.

8. MULTIPLE POLICIES. All modified endowment contracts that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income under Section 72(e) of the Code.

9. POSSIBLE CHARGE FOR TAXES. At the present time, the Company makes no charge to the Separate Account for any Federal, state, or local taxes (as opposed to Premium Tax Charges which are deducted from premium payments) that it incurs which may be attributable to such Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

10. POSSIBLE CHANGES IN TAXATION. As of the date of this Prospectus, the President's budget for fiscal year 1999 contains a number of proposals that would adversely affect the Federal income tax treatment of life insurance contracts. Of particular importance to owners of variable life insurance contracts such as the Policy are two proposals under which, if adopted: (1) the inside buildup of variable life insurance contracts like the Policy would be taxed whenever cash values were reallocated among the available investment options, for example, if the Periodic and Variance Rebalancing options available under the Policy were used, and (2) it would no longer be possible to exchange a variable life insurance contract tax free under Code section 1035. Moreover, it is always possible that any changes in the tax treatment of life insurance contracts could be effective prior to the date of any new legislation.

                    UNISEX REQUIREMENTS UNDER MONTANA LAW

The State of Montana generally prohibits the use of actuarial tables that distinguish between men and women in determining premiums and Policy benefits for policies issued on the lives of their residents. Therefore, all Policies offered by this Prospectus to insure residents of Montana will have premiums and benefits which are based on actuarial tables that do not differentiate on the basis of sex.

                 SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

General American holds the assets of the Separate Account in a custodial account in its name at the Bank of New York. The Company maintains records of all purchases and redemptions of applicable Fund shares by each of the Divisions. Additional protection for the assets of the Separate Account is afforded by a blanket fidelity bond issued by Lloyd's Underwriters in the amount of five million dollars, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                                VOTING RIGHTS

Based on its understanding of current applicable legal requirements, the Company will vote the shares of the Funds held in the Separate Account at regular and special shareholder meetings of the mutual funds in accordance with the instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the Fund in its own right, it may elect to do so. No voting privileges apply to the Policies with respect to Cash Value removed from the Separate Account as a result of a Policy Loan.

The number of votes which an Owner has the right to instruct will be calculated separately for each Division. Voting rights reflect the dollar value of the total number of units of each Division of the Separate Account credited to the Owner at the record date, rather than the number of units alone. Fractional shares will be counted. The number of votes of the Fund which the Owner has the right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the mutual funds.

The company will vote shares of a Fund for which no timely instructions are received in proportion to the voting instructions which are received with respect to that Fund. The Company will also vote any shares of the Funds which are not attributable to Policies in the same proportion.

Each person having a voting interest in a Division will receive any proxy material, reports, and other materials relating to the appropriate Fund.

DISREGARD OF VOTING INSTRUCTIONS. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of the Fund or to approve or disapprove an investment Advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or the investment adviser or sub-adviser of a Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on its General Account in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. If the Company disregards voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                       STATE REGULATION OF THE COMPANY

The Company, a stock life insurance company organized under the laws of Missouri, and the Separate Account are subject to regulation by the Missouri Department of Insurance. An annual statement is filed with the Director of Insurance on or before March 1st of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines the liabilities and reserves of the Company and the Separate Account and certifies their adequacy, and a full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

                                       MANAGEMENT OF THE COMPANY
                                                         PRINCIPAL OCCUPATION(S)
          NAME                                          DURING PAST FIVE YEARS<F*>
          ----                                          --------------------------
PRINCIPAL OFFICERS<F**>
-----------------------
Richard A. Liddy                 Chairman, President and CEO, 1/95-present; Chairman of the Executive Committee,
                                 5/92-present.  Formerly President and CEO, 5/92-1/95.

Robert J. Banstetter, Sr.        Vice President, General Counsel and Secretary, 2/91-present.

John W. Barber                   Vice President and Controller, 12/84-present.

O'Neil P. Boudreaux              Vice President-Sales and Marketing, 10/96-present.  Formerly Vice President-Group Field
                                 Accounts, 4/87-10/96.

Kevin C. Eichner                 Executive Vice President of General American, Chairman of GenMark, Chairman of Walnut
                                 Street Securities, 10/97-Present.  President and CEO, Collaborative Strategies,
                                 1983-Present.

E. Thomas Hughes                 Corporate Actuary and Treasurer, 10/94-present.  Formerly Executive Vice
                                 President-Group Pensions, 3/90-10/94

Michael P. Ingrassia             Vice President-Group Executive Accounts, 3/92-present.

Warren J. Winer                  Executive Vice President-Group Life and Health, 8/95-present.  Formerly Managing
                                 Director, William M.  Mercer, Inc., 7/93-8/95; President and Chief Operating Officer,
                                 W.  F.  Corroon, 1986-7/93.

Bernard H. Wolzenski             Executive Vice President-Individual Insurance, 10/91-present.

A. Greig Woodring                President and Chief Executive Officer, Reinsurance Group of America, 12/92-present.

<F*>  All positions listed are with General American unless otherwise indicated.
<F**> The principal business address of Messrs. Banstetter, Hughes, and Liddy is
      General American Life Insurance Company, 700 Market Street, St. Louis, Missouri 63101. The principal business address for Messrs. Barber, Boudreaux, Ingrassia, Winer and Wolzenski is 13045 Tesson Ferry Road, St. Louis, Missouri 63128. The principal business address for Mr. Woodring is 660 Mason Ridge Center Drive, Suite 300, St. Louis, Missouri 63141. The principal business address for Mr. Eichner is 670 Mason Ridge Center Drive, Suite 100, St. Louis, Missouri 63141.


                                    35

               NAME                                   PRINCIPAL OCCUPATIONS(S)
               ----                                  DURING PAST FIVE YEARS<F*>
                                                     --------------------------
DIRECTORS
---------
August A. Busch III                     Chairman of the Board and President, Anheuser-Busch
Anheuser-Busch Companies, Inc.          Companies, Inc. (beer business).
One Busch Place
St.  Louis, Missouri 63118

William E. Cornelius                    Retired Chairman and Chief Executive Officer, Union Electric
Union Electric Company                  Company (electric utility business).
P.O. Box 149
St.  Louis, Missouri 63166

John C. Danforth                        Partner, Bryan Cave (law firm).  Formerly, U. S. Senator, State of
Bryan Cave                              Missouri.
One Metropolitan Square, Suite 3600
St. Louis, Missouri 63102

Bernard A. Edison                       Past President, Edison Brothers Stores, Inc. (retail specialty stores).
Edison Brothers Stores, Inc.
P.O. Box 14020
St. Louis, Missouri 63178

Richard A. Liddy                        Chairman, President and CEO, General American
General American Life Insurance Co.
700 Market Street
St. Louis, MO 63101

William E. Maritz                       Chairman and Chief Executive Officer, Maritz, Inc.
Maritz, Inc.                            (motivation, travel, communications, training and marketing
1375 North Highway Drive                research business).
Fenton, Missouri 63099


Craig D. Schnuck                        Chairman and Chief Executive Officer, Schnuck Markets, Inc.
Schnuck Markets, Inc.                   (retail supermarket chain).
11420 Lackland Road
P.O. Box 46928
St. Louis, Missouri  63146

William P. Stiritz                      Chairman, Chief Executive Officer and President, Agribrands International,
Agribrands International, Inc.          Inc. Formerly Chairman, Chief Executive Officer and President, Ralston
9811 So. Forty Drive                    Purina Company (pet food, batteries, and bread business); Chairman Ralcorp
St. Louis, Missouri 63124               Ralcorp Holdings, Inc. (ready-to-eat cereal, baby food, ski resorts).

Andrew C. Taylor                        Chief Executive Officer and President, Enterprise Rent-A-Car (car
Enterprise Rent-A-Car                   rental).
600 Corporate Park Drive
St. Louis, Missouri 63105


                                    36

               NAME                                   PRINCIPAL OCCUPATIONS(S)
               ----                                  DURING PAST FIVE YEARS<F*>
                                                     --------------------------
DIRECTORS (CONTINUED)
---------------------
H. Edwin Trusheim                       Retired Chairman and Chief Executive Officer, General American
General American Life Insurance Co.     Life Insurance Company
P.O. Box 396
St. Louis, MO 63166

Robert L. Virgil                        Principal, Edward Jones (investments).
Edward Jones
12555 Manchester
St. Louis, Missouri  63131-3729

Virginia V. Weldon, M.D.                Director, Center for the Study of American Business, Washington
Monsanto Company                        University. Retired Senior Vice President, Public Policy, Monsanto
800 North Lindbergh                     Company (chemicals diversified industry, pharmaceuticals, life
St. Louis, Missouri  63167              science products, and food ingredients business).

Ted C. Wetterau
Wetterau Associates, L.L.C.             President, Wetterau Associates, L.L.C.  Retired Chairman and Chief
7700 Bonhomme, Suite 750                Executive Officer, Wetterau Incorporated  (retail and wholesale
St. Louis, Missouri  63105              grocery, manufacturing business).

<F*>All positions listed are with General American unless otherwise indicated.

                                LEGAL MATTERS

All matters of Missouri law pertaining to the Policy, including the validity of the Policy and General American's right to issue the Policy under Missouri insurance law, have been passed upon by Matthew P. McCauley, Vice President and Associate General Counsel of General American.

                              LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. General American is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                                   EXPERTS

The audited financial statements of General American and the Separate Account have been included in this Prospectus in reliance on the reports of KPMG Peat Marwick LLP independent certified public accountants, and on the authority of said firm as experts in accounting and auditing.

The report of KPMG Peat Marwick LLP covering the December 31, 1997 financial statements of General American refers to the adoption of Statement of Financial Accounting Standards No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts.

Actuarial matters included in this Prospectus have been examined by Susan Benjamin, FSA, MAAA, Senior Product Actuary of General American, as stated in the opinion filed as an exhibit to the registration statement.

                            ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, General American and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

Like all financial services providers, General American utilizes systems that may be affected by the Year 2000 transition issues, and it relies on services providers, including the Funds, that may also be affected. The Company has developed, and is in the process of implementing, a Year 2000 transition plan, and is confirming that its services providers are also so engaged. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on the Company. However, as of the date of this prospectus, we do not anticipate that Policy Owners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. General American currently anticipates that its systems will be Year 2000 compliant, but there can be no assurance that the Company will be successful, or that interaction with other service providers will not impair the Company's services at that time.

                             FINANCIAL STATEMENTS

The financial statements of General American which are included in this Prospectus should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of General American to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account. Financial information is not provided for four of the seventeen Divisions of the Separate Account because those Divisions have only recently been established, and therefore no operating history exists for those Divisions.

Interim financial statements for General American or the Separate Account are not part of this prospectus because General American does not prepare audited financial statements more often than annually, and believes that any incremental benefit to prospective Policy Owners that may result from preparing and delivering more current financial statements, though unaudited, does not justify the additional cost that would be incurred. General American represents that there have been no adverse changes in the financial condition or operations of General American or the Separate Account between the end of the most recent fiscal year and the date of this prospectus.

                                  APPENDIX A
               Illustrations of Death Benefits and Cash Values

The following tables illustrate how the Cash Value, Cash Surrender Value, and death benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value, Cash Surrender Value, and death benefit of a Policy issued to Insureds of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6%, or 12%. The tables illustrate a Policy issued in Missouri (using a 2% premium tax rate and a 1.3% federal tax charge) to a male and a female Insured, for both ages 35 and 50, in a preferred nonsmoker rate class. If either Insured falls into a smoker rate class, the Cash Values, Cash Surrender Values, and death benefits would be lower than those shown in the tables. In addition, the Cash Values, Cash Surrender Values, and death benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years.

The Cash Value column under the "Guaranteed" heading shows the accumulated value of the Net Premiums paid at the stated interest rate, reflecting deduction of all policy charges described in this prospectus at the guaranteed maximum rate. The Cash Surrender Value column under the "Guaranteed" heading shows the projected Cash Surrender Value of the Policy, which is calculated by taking the Cash Value under the "Guaranteed" heading and deducting any appropriate Contingent Deferred Sales Charge. The Cash value column under the "Current" heading shows the accumulated value of the Net Premiums paid at the stated interest rate, reflecting deduction of all policy charges as described in this prospectus at the current rate. The Cash Surrender Value column under the "Current" heading shows the projected Cash Surrender Value of the Policy, which is calculated by taking the Cash Value under the "Current" heading and deducting any appropriate Contingent Deferred Sales Charge. The illustrations of death benefits reflect the above assumptions. The death benefits also vary between tables depending upon whether Death Benefit Options A or C (Level Type) or Death Benefit Option B (Increasing Type) are illustrated.

The amounts deducted from the Cash Value in the illustrations include the sales charge, premium tax, federal tax charge, selection and issue expense charge, monthly administrative charge, and cost of insurance. These charges are described in the prospectus under Charges and Deductions.

The amounts shown for Cash Value, Cash Surrender Value, and death benefit reflect charges that produce an investment rate of return that is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a charge for mortality and expense risk (equivalent to .55% for Policy Years 1-10, .45% for Policy Years 11-20, and
 .35% thereafter), and an assumed .78% charge for the investment Advisory fee and Fund administrative expenses combined, based on the average Fund expense for all available investment Funds. The actual investment advisory fee applicable to each Division is shown in the respective Prospectuses of each Fund. After deduction for these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate initial net annual rates of -1.33%, 4.67%, and 10.67%, respectively. The Prospectuses for each Fund should be consulted for details about the nature and extent of their expenses.

The hypothetical values shown in the tables do not reflect any charges for Federal income taxes against the Separate Account (as opposed to Premium Charges which are deducted from premium payments), since General American is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the Divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the death benefit and Cash Value illustration. (See Federal Tax Matters.)

The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, if all Net Premiums are allocated to the Separate Account, if no Policy Loans have been made. The tables are also based on the assumptions that the Owner has not requested a decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

Upon request, General American will provide a comparable illustration based upon the proposed Insureds' age, sex, and rate class, the Face Amount or premium requested, the proposed frequency of premium payments, and any available riders requested.

                                        GENERAL AMERICAN LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $250,000                                         MALE PREFERRED NONSMOKER AGE 35
DEATH BENEFIT LEVEL (OPTION A)                                     FEMALE PREFERRED NONSMOKER AGE 35
                                                                             ANNUAL PREMIUM = $2,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 0.00% (NET RATE OF -1.33%)


                                                    ASSUMING CURRENT CHARGES             ASSUMING GUARANTEED CHARGES
                                                    ------------------------             ---------------------------

  END                                  PREMIUM     CASH                                   CASH
  OF                       ANNUAL       ACCUM    SURRENDER      CASH       DEATH        SURRENDER      CASH       DEATH
 YEAR    AGE      AGE      PAYMENT      @ 5%       VALUE        VALUE     BENEFIT         VALUE        VALUE     BENEFIT
---------------------------------------------------------------------------------------------------------------------------
  1      35       35        2,000       2,100         952       1,245     250,000            952       1,245     250,000
  2      36       36        2,000       4,305       2,468       2,761     250,000          2,468       2,761     250,000
  3      37       37        2,000       6,620       3,964       4,257     250,000          3,964       4,257     250,000
  4      38       38        2,000       9,051       5,438       5,731     250,000          5,438       5,731     250,000
  5      39       39        2,000      11,604       6,890       7,182     250,000          6,890       7,182     250,000
  6      40       40        2,000      14,284       8,353       8,613     250,000          8,353       8,613     250,000
  7      41       41        2,000      17,098       9,824      10,019     250,000          9,824      10,019     250,000
  8      42       42        2,000      20,053      11,274      11,404     250,000         11,274      11,404     250,000
  9      43       43        2,000      23,156      12,705      12,770     250,000         12,702      12,767     250,000
  10     44       44        2,000      26,414      14,115      14,115     250,000         14,104      14,104     250,000
  11     45       45        2,000      29,834      15,718      15,718     250,000         15,695      15,695     250,000
  12     46       46        2,000      33,426      17,301      17,301     250,000         17,261      17,261     250,000
  13     47       47        2,000      37,197      18,866      18,866     250,000         18,798      18,798     250,000
  14     48       48        2,000      41,157      20,407      20,407     250,000         20,307      20,307     250,000
  15     49       49        2,000      45,315      21,929      21,929     250,000         21,787      21,787     250,000
  16     50       50        2,000      49,681      23,430      23,430     250,000         23,235      23,235     250,000
  17     51       51        2,000      54,265      24,909      24,909     250,000         24,651      24,651     250,000
  18     52       52        2,000      59,078      26,366      26,366     250,000         26,030      26,030     250,000
  19     53       53        2,000      64,132      27,802      27,802     250,000         27,371      27,371     250,000
  20     54       54        2,000      69,439      29,218      29,218     250,000         28,669      28,669     250,000
  21     55       55        2,000      75,010      30,641      30,641     250,000         29,951      29,951     250,000
  22     56       56        2,000      80,861      32,041      32,041     250,000         31,185      31,185     250,000
  23     57       57        2,000      87,004      33,420      33,420     250,000         32,363      32,363     250,000
  24     58       58        2,000      93,454      34,774      34,774     250,000         33,481      33,481     250,000
  25     59       59        2,000     100,227      36,099      36,099     250,000         34,536      34,536     250,000
  26     60       60        2,000     107,338      37,397      37,397     250,000         35,515      35,515     250,000
  27     61       61        2,000     114,805      38,662      38,662     250,000         36,409      36,409     250,000
  28     62       62        2,000     122,645      39,895      39,895     250,000         37,202      37,202     250,000
  29     63       63        2,000     130,878      41,088      41,088     250,000         37,875      37,875     250,000
  30     64       64        2,000     139,522      42,241      42,241     250,000         38,403      38,403     250,000


CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                        GENERAL AMERICAN LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $250,000                                         MALE PREFERRED NONSMOKER AGE 35
DEATH BENEFIT LEVEL (OPTION A)                                     FEMALE PREFERRED NONSMOKER AGE 35
                                                                             ANNUAL PREMIUM = $2,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 6.00% (NET RATE OF 4.67%)


                                                    ASSUMING CURRENT CHARGES             ASSUMING GUARANTEED CHARGES
                                                    ------------------------             ---------------------------

 END                                   PREMIUM     CASH                                   CASH
  OF                       ANNUAL       ACCUM    SURRENDER      CASH      DEATH         SURRENDER      CASH       DEATH
 YEAR    AGE      AGE      PAYMENT      @ 5%       VALUE        VALUE    BENEFIT          VALUE       VALUE      BENEFIT
---------------------------------------------------------------------------------------------------------------------------
  1      35       35        2,000       2,100       1,042       1,334     250,000          1,042       1,334     250,000
  2      36       36        2,000       4,305       2,738       3,030     250,000          2,738       3,030     250,000
  3      37       37        2,000       6,620       4,513       4,806     250,000          4,513       4,806     250,000
  4      38       38        2,000       9,051       6,369       6,661     250,000          6,369       6,661     250,000
  5      39       39        2,000      11,604       8,309       8,601     250,000          8,309       8,601     250,000
  6      40       40        2,000      14,284      10,369      10,629     250,000         10,369      10,629     250,000
  7      41       41        2,000      17,098      12,552      12,747     250,000         12,552      12,747     250,000
  8      42       42        2,000      20,053      14,832      14,962     250,000         14,832      14,962     250,000
  9      43       43        2,000      23,156      17,214      17,279     250,000         17,211      17,276     250,000
  10     44       44        2,000      26,414      19,702      19,702     250,000         19,690      19,690     250,000
  11     45       45        2,000      29,834      22,529      22,529     250,000         22,506      22,506     250,000
  12     46       46        2,000      33,426      25,492      25,492     250,000         25,449      25,449     250,000
  13     47       47        2,000      37,197      28,596      28,596     250,000         28,523      28,523     250,000
  14     48       48        2,000      41,157      31,845      31,845     250,000         31,736      31,736     250,000
  15     49       49        2,000      45,315      35,249      35,249     250,000         35,092      35,092     250,000
  16     50       50        2,000      49,681      38,813      38,813     250,000         38,597      38,597     250,000
  17     51       51        2,000      54,265      42,544      42,544     250,000         42,255      42,255     250,000
  18     52       52        2,000      59,078      46,450      46,450     250,000         46,070      46,070     250,000
  19     53       53        2,000      64,132      50,540      50,540     250,000         50,048      50,048     250,000
  20     54       54        2,000      69,439      54,823      54,823     250,000         54,195      54,195     250,000
  21     55       55        2,000      75,010      59,361      59,361     250,000         58,570      58,570     250,000
  22     56       56        2,000      80,861      64,116      64,116     250,000         63,130      63,130     250,000
  23     57       57        2,000      87,004      69,098      69,098     250,000         67,881      67,881     250,000
  24     58       58        2,000      93,454      74,315      74,315     250,000         72,828      72,828     250,000
  25     59       59        2,000     100,227      79,778      79,778     250,000         77,980      77,980     250,000
  26     60       60        2,000     107,338      85,498      85,498     250,000         83,338      83,338     250,000
  27     61       61        2,000     114,805      91,484      91,484     250,000         88,909      88,909     250,000
  28     62       62        2,000     122,645      97,751      97,751     250,000         94,695      94,695     250,000
  29     63       63        2,000     130,878     104,309     104,309     250,000        100,695     100,695     250,000
  30     64       64        2,000     139,522     111,171     111,171     250,000        106,910     106,910     250,000


CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                        GENERAL AMERICAN LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $250,000                                         MALE PREFERRED NONSMOKER AGE 35
DEATH BENEFIT LEVEL (OPTION A)                                     FEMALE PREFERRED NONSMOKER AGE 35
                                                                             ANNUAL PREMIUM = $2,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 12.00% (NET RATE OF 10.67%)


                                                    ASSUMING CURRENT CHARGES             ASSUMING GUARANTEED CHARGES
                                                    ------------------------             ---------------------------

 END                                   PREMIUM     CASH                                   CASH
  OF                       ANNUAL       ACCUM    SURRENDER      CASH      DEATH         SURRENDER      CASH       DEATH
 YEAR    AGE      AGE      PAYMENT      @ 5%       VALUE        VALUE    BENEFIT          VALUE       VALUE      BENEFIT
---------------------------------------------------------------------------------------------------------------------------
  1      35       35        2,000       2,100       1,132       1,424     250,000          1,132       1,424     250,000
  2      36       36        2,000       4,305       3,019       3,311     250,000          3,019       3,311     250,000
  3      37       37        2,000       6,620       5,107       5,399     250,000          5,107       5,399     250,000
  4      38       38        2,000       9,051       7,415       7,708     250,000          7,415       7,708     250,000
  5      39       39        2,000      11,604       9,968      10,260     250,000          9,968      10,260     250,000
  6      40       40        2,000      14,284      12,822      13,082     250,000         12,822      13,082     250,000
  7      41       41        2,000      17,098      16,006      16,201     250,000         16,006      16,201     250,000
  8      42       42        2,000      20,053      19,520      19,650     250,000         19,520      19,650     250,000
  9      43       43        2,000      23,156      23,401      23,466     250,000         23,397      23,462     250,000
  10     44       44        2,000      26,414      27,686      27,686     250,000         27,675      27,675     250,000
  11     45       45        2,000      29,834      32,667      32,667     250,000         32,643      32,643     250,000
  12     46       46        2,000      33,426      38,185      38,185     250,000         38,140      38,140     250,000
  13     47       47        2,000      37,197      44,297      44,297     250,000         44,221      44,221     250,000
  14     48       48        2,000      41,157      51,065      51,065     250,000         50,950      50,950     250,000
  15     49       49        2,000      45,315      58,563      58,563     250,000         58,395      58,395     250,000
  16     50       50        2,000      49,681      66,866      66,866     250,000         66,633      66,633     250,000
  17     51       51        2,000      54,265      76,062      76,062     250,000         75,749      75,749     250,000
  18     52       52        2,000      59,078      86,247      86,247     250,000         85,834      85,834     250,000
  19     53       53        2,000      64,132      97,528      97,528     250,000         96,995      96,995     250,000
  20     54       54        2,000      69,439     110,023     110,023     250,000        109,347     109,347     250,000
  21     55       55        2,000      75,010     123,975     123,975     250,000        123,130     123,130     250,000
  22     56       56        2,000      80,861     139,442     139,442     250,000        138,404     138,404     250,000
  23     57       57        2,000      87,004     156,591     156,591     250,000        155,335     155,335     250,000
  24     58       58        2,000      93,454     175,607     175,607     250,000        174,110     174,110     250,000
  25     59       59        2,000     100,227     196,690     196,690     250,000        194,935     194,935     261,213
  26     60       60        2,000     107,338     220,062     220,062     250,000        218,014     218,014     283,418
  27     61       61        2,000     114,805     245,968     245,968     250,000        243,570     243,570     311,770
  28     62       62        2,000     122,645     274,681     274,681     250,000        271,868     271,868     342,553
  29     63       63        2,000     130,878     306,505     306,505     250,000        303,196     303,196     375,963
  30     64       64        2,000     139,522     341,777     341,777     250,000        337,874     337,874     412,207


CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                        GENERAL AMERICAN LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $250,000                                         MALE PREFERRED NONSMOKER AGE 35
DEATH BENEFIT LEVEL (OPTION B)                                     FEMALE PREFERRED NONSMOKER AGE 35
                                                                             ANNUAL PREMIUM = $2,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 0.00% (NET RATE OF -1.33%)


                                                   ASSUMING CURRENT CHARGES              ASSUMING GUARANTEED CHARGES
                                                   ------------------------              ---------------------------

 END                                   PREMIUM     CASH                                   CASH
  OF                       ANNUAL       ACCUM    SURRENDER      CASH      DEATH         SURRENDER      CASH       DEATH
 YEAR    AGE      AGE      PAYMENT      @ 5%       VALUE        VALUE    BENEFIT          VALUE       VALUE      BENEFIT
---------------------------------------------------------------------------------------------------------------------------
  1      35       35        2,000       2,100         952       1,245     251,245            952       1,245     251,245
  2      36       36        2,000       4,305       2,468       2,761     252,761          2,468       2,761     252,761
  3      37       37        2,000       6,620       3,964       4,257     254,257          3,964       4,257     254,257
  4      38       38        2,000       9,051       5,438       5,731     255,731          5,438       5,731     255,731
  5      39       39        2,000      11,604       6,890       7,182     257,182          6,890       7,182     257,182
  6      40       40        2,000      14,284       8,352       8,612     258,612          8,352       8,612     258,612
  7      41       41        2,000      17,098       9,823      10,018     260,018          9,823      10,018     260,018
  8      42       42        2,000      20,053      11,272      11,402     261,402         11,272      11,402     261,402
  9      43       43        2,000      23,156      12,702      12,767     262,767         12,698      12,763     262,763
  10     44       44        2,000      26,414      14,111      14,111     264,111         14,099      14,099     264,099
  11     45       45        2,000      29,834      15,712      15,712     265,712         15,688      15,688     265,688
  12     46       46        2,000      33,426      17,294      17,294     267,294         17,251      17,251     267,251
  13     47       47        2,000      37,197      18,757      18,757     268,857         18,784      18,784     268,784
  14     48       48        2,000      41,157      20,396      20,396     270,396         20,288      20,288     270,288
  15     49       49        2,000      45,315      21,916      21,916     271,916         21,762      21,762     271,762
  16     50       50        2,000      49,681      23,414      23,414     273,414         23,202      23,202     273,202
  17     51       51        2,000      54,265      24,890      24,890     274,890         24,608      24,608     274,608
  18     52       52        2,000      59,078      26,344      26,344     276,344         25,974      25,974     275,974
  19     53       53        2,000      64,132      27,776      27,776     277,776         27,298      27,298     277,298
  20     54       54        2,000      69,439      29,187      29,187     279,187         28,577      28,577     278,577
  21     55       55        2,000      75,010      30,603      30,603     280,603         29,833      29,833     279,833
  22     56       56        2,000      80,861      31,996      31,996     281,996         31,035      31,035     281,035
  23     57       57        2,000      87,004      33,366      33,366     283,366         32,174      32,174     282,174
  24     58       58        2,000      93,454      34,710      34,710     284,710         33,246      33,246     283,246
  25     59       59        2,000     100,227      36,022      36,022     286,022         34,243      34,243     284,243
  26     60       60        2,000     107,338      37,305      37,305     287,305         35,153      35,153     285,153
  27     61       61        2,000     114,805      38,550      38,550     288,550         35,963      35,963     285,963
  28     62       62        2,000     122,645      39,759      39,759     289,759         36,656      36,656     286,656
  29     63       63        2,000     130,878      40,923      40,923     290,923         37,206      37,206     287,206
  30     64       64        2,000     139,522      42,040      42,040     292,040         37,585      37,585     287,585


CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                        GENERAL AMERICAN LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $250,000                                         MALE PREFERRED NONSMOKER AGE 35
DEATH BENEFIT LEVEL (OPTION B)                                     FEMALE PREFERRED NONSMOKER AGE 35
                                                                             ANNUAL PREMIUM = $2,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 6.00% (NET RATE OF 4.67%)


                                                    ASSUMING CURRENT CHARGES             ASSUMING GUARANTEED CHARGES
                                                    ------------------------             ---------------------------

 END                                   PREMIUM     CASH                                   CASH
  OF                       ANNUAL       ACCUM    SURRENDER      CASH      DEATH         SURRENDER      CASH       DEATH
 YEAR    AGE      AGE      PAYMENT      @ 5%       VALUE        VALUE    BENEFIT          VALUE       VALUE      BENEFIT
---------------------------------------------------------------------------------------------------------------------------
  1      35       35        2,000       2,100       1,042       1,334     251,334          1,042       1,334     251,334
  2      36       36        2,000       4,305       2,738       3,030     253,030          2,738       3,030     253,030
  3      37       37        2,000       6,620       4,513       4,806     254,806          4,513       4,806     254,806
  4      38       38        2,000       9,051       6,369       6,661     256,661          6,369       6,661     256,661
  5      39       39        2,000      11,604       8,308       8,601     258,601          8,308       8,601     258,601
  6      40       40        2,000      14,284      10,369      10,629     260,629         10,369      10,629     260,629
  7      41       41        2,000      17,098      12,551      12,746     262,746         12,551      12,746     262,746
  8      42       42        2,000      20,053      14,829      14,959     264,959         14,829      14,959     264,959
  9      43       43        2,000      23,156      17,210      17,275     267,275         17,206      17,271     267,271
  10     44       44        2,000      26,414      19,696      19,696     269,696         19,683      19,683     269,683
  11     45       45        2,000      29,834      22,521      22,521     272,521         22,495      22,495     272,495
  12     46       46        2,000      33,426      25,481      25,481     275,481         25,433      25,433     275,433
  13     47       47        2,000      37,197      28,582      28,582     278,582         28,501      28,501     278,501
  14     48       48        2,000      41,157      31,827      31,827     281,827         31,705      31,705     281,705
  15     49       49        2,000      45,315      35,226      35,226     285,226         35,050      35,050     285,050
  16     50       50        2,000      49,681      38,785      38,785     288,785         38,538      38,538     288,538
  17     51       51        2,000      54,265      42,509      42,509     292,509         42,175      42,175     292,175
  18     52       52        2,000      59,078      46,406      46,406     296,406         45,962      45,962     295,962
  19     53       53        2,000      64,132      50,486      50,486     300,486         49,905      49,905     299,905
  20     54       54        2,000      69,439      54,756      54,756     304,756         54,005      54,005     304,005
  21     55       55        2,000      75,010      59,278      59,278     309,278         58,318      58,318     308,318
  22     56       56        2,000      80,861      64,013      64,013     314,013         62,800      62,800     312,800
  23     57       57        2,000      87,004      68,972      68,972     318,972         67,450      67,450     317,450
  24     58       58        2,000      93,454      74,159      74,159     324,159         72,269      72,269     322,269
  25     59       59        2,000     100,227      79,584      79,584     329,584         77,260      77,260     327,260
  26     60       60        2,000     107,338      85,257      85,257     335,257         82,414      82,414     332,414
  27     61       61        2,000     114,805      91,183      91,183     341,183         87,728      87,728     337,728
  28     62       62        2,000     122,645      97,374      97,374     347,374         93,188      93,188     343,188
  29     63       63        2,000     130,878     103,835     103,835     353,835         98,776      98,776     348,776
  30     64       64        2,000     139,522     110,576     110,576     360,576        104,465     104,465     354,465


CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                        GENERAL AMERICAN LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $250,000                                         MALE PREFERRED NONSMOKER AGE 35
DEATH BENEFIT LEVEL (OPTION B)                                     FEMALE PREFERRED NONSMOKER AGE 35
                                                                             ANNUAL PREMIUM = $2,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 12.00% (NET RATE OF 10.67%)


                                                   ASSUMING CURRENT CHARGES              ASSUMING GUARANTEED CHARGES
                                                   ------------------------              ---------------------------

 END                                   PREMIUM     CASH                                    CASH
  OF                       ANNUAL       ACCUM    SURRENDER      CASH      DEATH         SURRENDER      CASH       DEATH
 YEAR    AGE      AGE      PAYMENT      @ 5%       VALUE        VALUE    BENEFIT          VALUE       VALUE      BENEFIT
---------------------------------------------------------------------------------------------------------------------------
  1      35       35        2,000       2,100       1,132       1,424     251,424          1,132       1,424     251,424
  2      36       36        2,000       4,305       3,019       3,311     253,311          3,019       3,311     253,311
  3      37       37        2,000       6,620       5,107       5,399     255,399          5,107       5,399     255,399
  4      38       38        2,000       9,051       7,415       7,708     257,708          7,415       7,708     257,708
  5      39       39        2,000      11,604       9,967      10,260     260,260          9,967      10,260     260,260
  6      40       40        2,000      14,284      12,821      13,081     263,081         12,821      13,081     263,081
  7      41       41        2,000      17,098      16,004      16,199     266,199         16,004      16,199     266,199
  8      42       42        2,000      20,053      19,516      19,646     269,646         19,516      19,646     269,646
  9      43       43        2,000      23,156      23,395      23,460     273,460         23,391      23,456     273,456
  10     44       44        2,000      26,414      27,677      27,677     277,677         27,664      27,664     277,664
  11     45       45        2,000      29,834      32,654      32,654     282,654         32,627      32,627     282,627
  12     46       46        2,000      33,426      38,168      38,168     288,168         38,116      38,116     288,116
  13     47       47        2,000      37,197      44,275      44,275     294,275         44,185      44,185     294,185
  14     48       48        2,000      41,157      51,035      51,035     301,035         50,898      50,898     300,898
  15     49       49        2,000      45,315      58,523      58,523     308,523         58,320      58,320     308,320
  16     50       50        2,000      49,681      66,814      66,814     316,814         66,526      66,526     316,526
  17     51       51        2,000      54,265      75,994      75,994     325,994         75,597      75,597     325,597
  18     52       52        2,000      59,078      86,158      86,158     336,158         85,622      85,622     335,622
  19     53       53        2,000      64,132      97,413      97,413     347,413         96,700      96,700     346,700
  20     54       54        2,000      69,439     109,876     109,876     359,876        108,940     108,940     358,940
  21     55       55        2,000      75,010     123,786     123,786     373,786        122,569     122,569     372,569
  22     56       56        2,000      80,861     139,198     139,198     389,198        137,637     137,637     387,637
  23     57       57        2,000      87,004     156,279     156,279     406,279        154,291     154,291     404,291
  24     58       58        2,000      93,454     175,204     175,204     425,204        172,698     172,698     422,698
  25     59       59        2,000     100,227     196,170     196,170     446,170        193,039     193,039     443,039
  26     60       60        2,000     107,338     219,399     219,399     469,399        215,511     215,511     465,511
  27     61       61        2,000     114,805     245,129     245,129     495,129        240,330     240,330     490,330
  28     62       62        2,000     122,645     273,632     273,632     523,632        267,732     267,732     517,732
  29     63       63        2,000     130,878     305,201     305,201     555,201        297,971     297,971     547,971
  30     64       64        2,000     139,522     340,165     340,165     590,165        331,321     331,321     581,321


CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                        GENERAL AMERICAN LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $250,000                                         MALE PREFERRED NONSMOKER AGE 35
DEATH BENEFIT LEVEL (OPTION C)                                     FEMALE PREFERRED NONSMOKER AGE 35
                                                                             ANNUAL PREMIUM = $2,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 0.00% (NET RATE OF -1.33%)


                                                    ASSUMING CURRENT CHARGES             ASSUMING GUARANTEED CHARGES
                                                    ------------------------             ---------------------------

 END                                   PREMIUM     CASH                                    CASH
  OF                       ANNUAL       ACCUM    SURRENDER      CASH      DEATH         SURRENDER      CASH       DEATH
 YEAR    AGE      AGE      PAYMENT      @ 5%       VALUE        VALUE    BENEFIT          VALUE       VALUE      BENEFIT
---------------------------------------------------------------------------------------------------------------------------
  1      35       35        2,000       2,100         952       1,245     250,000            952       1,245     250,000
  2      36       36        2,000       4,305       2,468       2,761     250,000          2,468       2,761     250,000
  3      37       37        2,000       6,620       3,964       4,257     250,000          3,964       4,257     250,000
  4      38       38        2,000       9,051       5,438       5,731     250,000          5,438       5,731     250,000
  5      39       39        2,000      11,604       6,890       7,182     250,000          6,890       7,182     250,000
  6      40       40        2,000      14,284       8,353       8,613     250,000          8,353       8,613     250,000
  7      41       41        2,000      17,098       9,824      10,019     250,000          9,824      10,019     250,000
  8      42       42        2,000      20,053      11,274      11,404     250,000         11,274      11,404     250,000
  9      43       43        2,000      23,156      12,705      12,770     250,000         12,702      12,767     250,000
  10     44       44        2,000      26,414      14,115      14,115     250,000         14,104      14,104     250,000
  11     45       45        2,000      29,834      15,718      15,718     250,000         15,695      15,695     250,000
  12     46       46        2,000      33,426      17,301      17,301     250,000         17,261      17,261     250,000
  13     47       47        2,000      37,197      18,866      18,866     250,000         18,798      18,798     250,000
  14     48       48        2,000      41,157      20,407      20,407     250,000         20,307      20,307     250,000
  15     49       49        2,000      45,315      21,929      21,929     250,000         21,787      21,787     250,000
  16     50       50        2,000      49,681      23,430      23,430     250,000         23,235      23,235     250,000
  17     51       51        2,000      54,265      24,909      24,909     250,000         24,651      24,651     250,000
  18     52       52        2,000      59,078      26,366      26,366     250,000         26,030      26,030     250,000
  19     53       53        2,000      64,132      27,802      27,802     250,000         27,371      27,371     250,000
  20     54       54        2,000      69,439      29,218      29,218     250,000         28,669      28,669     250,000
  21     55       55        2,000      75,010      30,641      30,641     250,000         29,951      29,951     250,000
  22     56       56        2,000      80,861      32,041      32,041     250,000         31,185      31,185     250,000
  23     57       57        2,000      87,004      33,420      33,420     250,000         32,363      32,363     250,000
  24     58       58        2,000      93,454      34,774      34,774     250,000         33,481      33,481     250,000
  25     59       59        2,000     100,227      36,099      36,099     250,000         34,536      34,536     250,000
  26     60       60        2,000     107,338      37,397      37,397     250,000         35,515      35,515     250,000
  27     61       61        2,000     114,805      38,662      38,662     250,000         36,409      36,409     250,000
  28     62       62        2,000     122,645      39,895      39,895     250,000         37,202      37,202     250,000
  29     63       63        2,000     130,878      41,088      41,088     250,000         37,875      37,875     250,000
  30     64       64        2,000     139,522      42,241      42,241     250,000         38,403      38,403     250,000


CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                        GENERAL AMERICAN LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $250,000                                         MALE PREFERRED NONSMOKER AGE 35
DEATH BENEFIT LEVEL (OPTION C)                                     FEMALE PREFERRED NONSMOKER AGE 35
                                                                             ANNUAL PREMIUM = $2,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 6.00% (NET RATE OF 4.67%)


                                                    ASSUMING CURRENT CHARGES            ASSUMING GUARANTEED CHARGES
                                                    ------------------------            ---------------------------

 END                                   PREMIUM     CASH                                   CASH
  OF                       ANNUAL       ACCUM    SURRENDER      CASH      DEATH         SURRENDER      CASH       DEATH
 YEAR    AGE      AGE      PAYMENT      @ 5%       VALUE        VALUE    BENEFIT          VALUE       VALUE      BENEFIT
---------------------------------------------------------------------------------------------------------------------------
  1      35       35        2,000       2,100       1,042       1,334     250,000          1,042       1,334     250,000
  2      36       36        2,000       4,305       2,738       3,030     250,000          2,738       3,030     250,000
  3      37       37        2,000       6,620       4,513       4,806     250,000          4,513       4,806     250,000
  4      38       38        2,000       9,051       6,369       6,661     250,000          6,369       6,661     250,000
  5      39       39        2,000      11,604       8,309       8,601     250,000          8,309       8,601     250,000
  6      40       40        2,000      14,284      10,369      10,629     250,000         10,369      10,629     250,000
  7      41       41        2,000      17,098      12,552      12,747     250,000         12,552      12,747     250,000
  8      42       42        2,000      20,053      14,832      14,962     250,000         14,832      14,962     250,000
  9      43       43        2,000      23,156      17,279      17,279     250,000         17,211      17,276     250,000
  10     44       44        2,000      26,414      19,702      19,702     250,000         19,690      19,690     250,000
  11     45       45        2,000      29,834      22,529      22,529     250,000         22,506      22,506     250,000
  12     46       46        2,000      33,426      25,492      25,492     250,000         25,449      25,449     250,000
  13     47       47        2,000      37,197      28,596      28,596     250,000         28,523      28,523     250,000
  14     48       48        2,000      41,157      31,845      31,845     250,000         31,736      31,736     250,000
  15     49       49        2,000      45,315      35,249      35,249     250,000         35,092      35,092     250,000
  16     50       50        2,000      49,681      38,813      38,813     250,000         38,597      38,597     250,000
  17     51       51        2,000      54,265      42,544      42,544     250,000         42,255      42,255     250,000
  18     52       52        2,000      59,078      46,450      46,450     250,000         46,070      46,070     250,000
  19     53       53        2,000      64,132      50,540      50,540     250,000         50,048      50,048     250,000
  20     54       54        2,000      69,439      54,823      54,823     250,000         54,195      54,195     250,000
  21     55       55        2,000      75,010      59,361      59,361     250,000         58,570      58,570     250,000
  22     56       56        2,000      80,861      64,116      64,116     250,000         63,130      63,130     250,000
  23     57       57        2,000      87,004      69,098      69,098     250,000         67,881      67,881     250,000
  24     58       58        2,000      93,454      74,315      74,315     250,000         72,828      72,828     250,000
  25     59       59        2,000     100,227      79,778      79,778     250,000         77,980      77,980     250,000
  26     60       60        2,000     107,338      85,498      85,498     250,000         83,338      83,338     250,000
  27     61       61        2,000     114,805      91,484      91,484     250,000         88,909      88,909     250,000
  28     62       62        2,000     122,645      97,751      97,751     250,000         94,695      94,695     250,000
  29     63       63        2,000     130,878     104,309     104,309     250,000        100,695     100,695     250,000
  30     64       64        2,000     139,522     111,171     111,171     250,000        106,910     106,910     250,000


CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                        GENERAL AMERICAN LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $250,000                                         MALE PREFERRED NONSMOKER AGE 35
DEATH BENEFIT LEVEL (OPTION C)                                     FEMALE PREFERRED NONSMOKER AGE 35
                                                                             ANNUAL PREMIUM = $2,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 12.00% (NET RATE OF 10.67%)


                                                    ASSUMING CURRENT CHARGES            ASSUMING GUARANTEED CHARGES
                                                    ------------------------            ---------------------------

 END                                   PREMIUM     CASH                                    CASH
  OF                       ANNUAL       ACCUM    SURRENDER      CASH      DEATH         SURRENDER      CASH       DEATH
 YEAR    AGE      AGE      PAYMENT      @ 5%       VALUE        VALUE    BENEFIT          VALUE       VALUE      BENEFIT
---------------------------------------------------------------------------------------------------------------------------
  1      35       35        2,000       2,100       1,132       1,424     250,000          1,132       1,424     250,000
  2      36       36        2,000       4,305       3,019       3,311     250,000          3,019       3,311     250,000
  3      37       37        2,000       6,620       5,107       5,399     250,000          5,107       5,399     250,000
  4      38       38        2,000       9,051       7,415       7,708     250,000          7,415       7,708     250,000
  5      39       39        2,000      11,604       9,968      10,260     250,000          9,968      10,260     250,000
  6      40       40        2,000      14,284      12,822      13,082     250,000         12,822      13,082     250,000
  7      41       41        2,000      17,098      16,006      16,201     250,000         16,006      16,201     250,000
  8      42       42        2,000      20,053      19,520      19,650     250,000         19,520      19,650     250,000
  9      43       43        2,000      23,156      23,401      23,466     250,000         23,397      23,462     250,000
  10     44       44        2,000      26,414      27,686      27,686     250,000         27,675      27,675     250,000
  11     45       45        2,000      29,834      32,667      32,667     250,000         32,643      32,643     250,000
  12     46       46        2,000      33,426      38,185      38,185     250,000         38,140      38,140     250,000
  13     47       47        2,000      37,197      44,297      44,297     250,000         44,221      44,221     250,000
  14     48       48        2,000      41,157      51,065      51,065     250,000         50,950      50,950     250,000
  15     49       49        2,000      45,315      58,563      58,563     250,000         58,395      58,395     250,000
  16     50       50        2,000      49,681      66,866      66,866     250,000         66,633      66,633     250,000
  17     51       51        2,000      54,265      76,062      76,062     265,455         75,747      75,747     264,357
  18     52       52        2,000      59,078      86,242      86,242     289,714         85,819      85,819     288,293
  19     53       53        2,000      64,132      97,514      97,514     315,350         96,947      96,947     313,518
  20     54       54        2,000      69,439     109,993     109,993     342,486        109,237     109,237     340,132
  21     55       55        2,000      75,010     123,919     123,919     371,570        122,914     122,914     368,558
  22     56       56        2,000      80,861     139,346     139,346     402,445        138,023     138,023     398,623
  23     57       57        2,000      87,004     156,438     156,438     435,274        154,702     154,702     430,443
  24     58       58        2,000      93,454     175,371     175,371     470,204        173,111     173,111     464,146
  25     59       59        2,000     100,227     196,336     196,336     507,372        193,422     193,422     499,841
  26     60       60        2,000     107,338     219,555     219,555     546,999        215,814     215,814     537,680
  27     61       61        2,000     114,805     245,258     245,258     589,258        240,487     240,487     577,795
  28     62       62        2,000     122,645     273,714     273,714     634,386        267,650     267,650     620,332
  29     63       63        2,000     130,878     305,205     305,205     682,622        297,522     297,522     665,438
  30     64       64        2,000     139,522     340,053     340,053     734,243        330,334     330,334     713,256


CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                  GENERAL AMERICAN LIFE INSURANCE COMPANY
                   FLEXIBLE PREMIUM JOINT AND LAST SURVIVOR VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $250,000                                         MALE PREFERRED NONSMOKER AGE 50
DEATH BENEFIT LEVEL (OPTION A)                                     FEMALE PREFERRED NONSMOKER AGE 50
                                                                             ANNUAL PREMIUM = $4,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 0.00% (NET RATE OF -1.33%)


                                                    ASSUMING CURRENT CHARGES             ASSUMING GUARANTEED CHARGES
                                                    ------------------------             ---------------------------

 END                                  PREMIUM      CASH                                   CASH
  OF                       ANNUAL       ACCUM    SURRENDER      CASH      DEATH         SURRENDER      CASH       DEATH
 YEAR    AGE      AGE      PAYMENT      @ 5%       VALUE        VALUE    BENEFIT          VALUE       VALUE      BENEFIT
---------------------------------------------------------------------------------------------------------------------------
  1      50       50        4,000       4,200       2,147       2,822     250,000          2,147       2,822     250,000
  2      51       51        4,000       8,610       5,294       5,969     250,000          5,294       5,969     250,000
  3      52       52        4,000      13,241       8,398       9,073     250,000          8,385       9,060     250,000
  4      53       53        4,000      18,103      11,458      12,133     250,000         11,419      12,094     250,000
  5      54       54        4,000      23,208      14,477      15,152     250,000         14,393      15,068     250,000
  6      55       55        4,000      28,568      17,528      18,128     250,000         17,377      17,977     250,000
  7      56       56        4,000      34,196      20,614      21,064     250,000         20,367      20,817     250,000
  8      57       57        4,000      40,106      23,656      23,956     250,000         23,285      23,585     250,000
  9      58       58        4,000      46,312      26,655      26,805     250,000         26,126      26,276     250,000
  10     59       59        4,000      52,827      29,610      29,610     250,000         28,886      28,886     250,000
  11     60       60        4,000      59,669      32,866      32,866     250,000         31,899      31,899     250,000
  12     61       61        4,000      66,852      36,071      36,071     250,000         34,812      34,812     250,000
  13     62       62        4,000      74,395      39,227      39,227     250,000         37,609      37,609     250,000
  14     63       63        4,000      82,314      42,326      42,326     250,000         40,277      40,277     250,000
  15     64       64        4,000      90,630      45,370      45,370     250,000         42,794      42,794     250,000
  16     65       65        4,000      99,361      48,335      48,335     250,000         45,138      45,138     250,000
  17     66       66        4,000     108,530      51,233      51,233     250,000         47,290      47,290     250,000
  18     67       67        4,000     118,156      54,056      54,056     250,000         49,228      49,228     250,000
  19     68       68        4,000     128,264      56,798      56,798     250,000         50,928      50,928     250,000
  20     69       69        4,000     138,877      59,449      59,449     250,000         52,361      52,361     250,000
  21     70       70        4,000     150,021      62,065      62,065     250,000         53,539      53,539     250,000
  22     71       71        4,000     161,722      64,572      64,572     250,000         54,334      54,334     250,000
  23     72       72        4,000     174,008      66,955      66,955     250,000         54,701      54,701     250,000
  24     73       73        4,000     186,908      69,196      69,196     250,000         54,525      54,525     250,000
  25     74       74        4,000     200,454      71,273      71,273     250,000         53,687      53,687     250,000
  26     75       75        4,000     214,677      73,159      73,159     250,000         52,062      52,062     250,000
  27     76       76        4,000     229,610      74,819      74,819     250,000         49,511      49,511     250,000
  28     77       77        4,000     245,291      76,213      76,213     250,000         45,877      45,877     250,000
  29     78       78        4,000     261,755      77,289      77,289     250,000         40,978      40,978     250,000
  30     79       79        4,000     279,043      77,990      77,990     250,000         34,581      34,581     250,000


CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                GENERAL AMERICAN LIFE INSURANCE COMPANY
                   FLEXIBLE PREMIUM JOINT AND LAST SURVIVOR VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $250,000                                         MALE PREFERRED NONSMOKER AGE 50
DEATH BENEFIT LEVEL (OPTION A)                                     FEMALE PREFERRED NONSMOKER AGE 50
                                                                             ANNUAL PREMIUM = $4,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 6.00% (NET RATE OF 4.67%)


                                                    ASSUMING CURRENT CHARGES            ASSUMING GUARANTEED CHARGES
                                                    ------------------------            ---------------------------

 END                                   PREMIUM     CASH                                   CASH
  OF                       ANNUAL       ACCUM    SURRENDER      CASH      DEATH         SURRENDER      CASH       DEATH
 YEAR    AGE      AGE      PAYMENT      @ 5%       VALUE        VALUE    BENEFIT          VALUE       VALUE      BENEFIT
---------------------------------------------------------------------------------------------------------------------------
  1      50       50        4,000       4,200       2,337       3,012     250,000          2,337       3,012     250,000
  2      51       51        4,000       8,610       5,868       6,543     250,000          5,868       6,543     250,000
  3      52       52        4,000      13,241       9,563      10,238     250,000          9,550      10,225     250,000
  4      53       53        4,000      18,103      13,427      14,102     250,000         13,387      14,062     250,000
  5      54       54        4,000      23,208      17,473      18,148     250,000         17,382      18,057     250,000
  6      55       55        4,000      28,568      21,778      22,378     250,000         21,615      22,215     250,000
  7      56       56        4,000      34,196      26,357      26,807     250,000         26,087      26,537     250,000
  8      57       57        4,000      40,106      31,136      31,436     250,000         30,727      31,027     250,000
  9      58       58        4,000      46,312      36,129      36,279     250,000         35,538      35,688     250,000
  10     59       59        4,000      52,827      41,342      41,342     250,000         40,524      40,524     250,000
  11     60       60        4,000      59,669      47,160      47,160     250,000         46,059      46,059     250,000
  12     61       61        4,000      66,852      53,245      53,245     250,000         51,801      51,801     250,000
  13     62       62        4,000      74,395      59,614      59,614     250,000         57,748      57,748     250,000
  14     63       63        4,000      82,314      66,270      66,270     250,000         63,897      63,897     250,000
  15     64       64        4,000      90,630      73,231      73,231     250,000         70,244      70,244     250,000
  16     65       65        4,000      99,361      80,489      80,489     250,000         76,783      76,783     250,000
  17     66       66        4,000     108,530      88,071      88,071     250,000         83,512      83,512     250,000
  18     67       67        4,000     118,156      95,987      95,987     250,000         90,432      90,432     250,000
  19     68       68        4,000     128,264     104,251     104,251     250,000         97,542      97,542     250,000
  20     69       69        4,000     138,877     112,875     112,875     250,000        104,845     104,845     250,000
  21     70       70        4,000     150,021     121,991     121,991     250,000        112,444     112,444     250,000
  22     71       71        4,000     161,722     131,513     131,513     250,000        120,223     120,223     250,000
  23     72       72        4,000     174,008     141,460     141,460     250,000        128,196     128,196     250,000
  24     73       73        4,000     186,908     151,852     151,852     250,000        136,338     136,338     250,000
  25     74       74        4,000     200,454     162,715     162,715     250,000        144,644     144,644     250,000
  26     75       75        4,000     214,677     174,076     174,076     250,000        153,123     153,123     250,000
  27     76       76        4,000     229,610     185,971     185,971     250,000        161,805     161,805     250,000
  28     77       77        4,000     245,291     198,445     198,445     250,000        170,739     170,739     250,000
  29     78       78        4,000     261,755     211,554     211,554     250,000        179,999     179,999     250,000
  30     79       79        4,000     279,043     225,377     225,377     250,000        189,682     189,682     250,000


CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                GENERAL AMERICAN LIFE INSURANCE COMPANY
                   FLEXIBLE PREMIUM JOINT AND LAST SURVIVOR VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $250,000                                         MALE PREFERRED NONSMOKER AGE 50
DEATH BENEFIT LEVEL (OPTION A)                                     FEMALE PREFERRED NONSMOKER AGE 50
                                                                             ANNUAL PREMIUM = $4,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 12.00% (NET RATE OF 10.67%)


                                                    ASSUMING CURRENT CHARGES            ASSUMING GUARANTEED CHARGES
                                                    ------------------------            ---------------------------

 END                                   PREMIUM     CASH                                    CASH
  OF                       ANNUAL       ACCUM    SURRENDER      CASH      DEATH         SURRENDER      CASH       DEATH
 YEAR    AGE      AGE      PAYMENT      @ 5%       VALUE        VALUE    BENEFIT          VALUE       VALUE      BENEFIT
---------------------------------------------------------------------------------------------------------------------------
  1      50       50        4,000       4,200       2,527       3,202     250,000          2,527       3,202     250,000
  2      51       51        4,000       8,610       6,465       7,140     250,000          6,465       7,140     250,000
  3      52       52        4,000      13,241      10,823      11,498     250,000         10,809      11,484     250,000
  4      53       53        4,000      18,103      15,642      16,317     250,000         15,599      16,274     250,000
  5      54       54        4,000      23,208      20,976      21,651     250,000         20,880      21,555     250,000
  6      55       55        4,000      28,568      26,950      27,550     250,000         26,775      27,375     250,000
  7      56       56        4,000      34,196      33,630      34,080     250,000         33,336      33,786     250,000
  8      57       57        4,000      40,106      41,000      41,300     250,000         40,550      40,850     250,000
  9      58       58        4,000      46,312      49,139      49,289     250,000         48,482      48,632     250,000
  10     59       59        4,000      52,827      58,125      58,125     250,000         57,207      57,207     250,000
  11     60       60        4,000      59,669      68,459      68,459     250,000         67,213      67,213     250,000
  12     61       61        4,000      66,852      79,897      79,897     250,000         78,253      78,253     250,000
  13     62       62        4,000      74,395      92,563      92,563     250,000         90,433      90,433     250,000
  14     63       63        4,000      82,314     106,583     106,583     250,000        103,875     103,875     250,000
  15     64       64        4,000      90,630     122,107     122,107     250,000        118,715     118,715     250,000
  16     65       65        4,000      99,361     139,284     139,284     250,000        135,112     135,112     250,000
  17     66       66        4,000     108,530     158,307     158,307     250,000        153,251     153,251     250,000
  18     67       67        4,000     118,156     179,380     179,380     250,000        173,350     173,350     250,000
  19     68       68        4,000     128,264     202,732     202,732     250,000        195,666     195,666     250,000
  20     69       69        4,000     138,877     228,616     228,616     265,194        220,496     220,496     255,775
  21     70       70        4,000     150,021     257,506     257,506     296,131        248,216     248,216     285,449
  22     71       71        4,000     161,722     289,521     289,521     327,158        278,888     278,888     315,143
  23     72       72        4,000     174,008     325,000     325,000     360,750        312,838     312,838     347,250
  24     73       73        4,000     186,908     364,323     364,323     397,112        350,430     350,430     381,969
  25     74       74        4,000     200,454     407,913     407,913     436,467        392,084     392,084     419,530
  26     75       75        4,000     214,677     456,244     456,244     479,056        438,290     438,290     460,205
  27     76       76        4,000     229,610     509,781     509,781     535,270        489,344     489,344     513,811
  28     77       77        4,000     245,291     569,075     569,075     597,529        545,725     545,725     573,011
  29     78       78        4,000     261,755     634,728     634,728     666,464        607,953     607,953     638,351
  30     79       79        4,000     279,043     707,402     707,402     742,772        676,592     676,592     710,421


CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                GENERAL AMERICAN LIFE INSURANCE COMPANY
                   FLEXIBLE PREMIUM JOINT AND LAST SURVIVOR VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $250,000                                         MALE PREFERRED NONSMOKER AGE 50
DEATH BENEFIT LEVEL (OPTION B)                                     FEMALE PREFERRED NONSMOKER AGE 50
                                                                             ANNUAL PREMIUM = $4,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 0.00% (NET RATE OF -1.33%)


                                                     ASSUMING CURRENT CHARGES            ASSUMING GUARANTEED CHARGES
                                                     ------------------------            ---------------------------

 END                                   PREMIUM     CASH                                   CASH
  OF                       ANNUAL       ACCUM    SURRENDER      CASH      DEATH         SURRENDER      CASH       DEATH
 YEAR    AGE      AGE      PAYMENT      @ 5%       VALUE        VALUE    BENEFIT          VALUE       VALUE      BENEFIT
---------------------------------------------------------------------------------------------------------------------------
  1      50       50        4,000       4,200       2,147       2,822     252,822          2,147       2,822     252,822
  2      51       51        4,000       8,610       5,294       5,969     255,969          5,294       5,969     255,969
  3      52       52        4,000      13,241       8,397       9,072     259,072          8,383       9,058     259,058
  4      53       53        4,000      18,103      11,456      12,131     262,131         11,415      12,090     262,090
  5      54       54        4,000      23,208      14,474      15,149     265,149         14,384      15,059     265,059
  6      55       55        4,000      28,568      17,523      18,123     268,123         17,361      17,961     267,961
  7      56       56        4,000      34,196      20,607      21,057     271,057         20,340      20,790     270,790
  8      57       57        4,000      40,106      23,645      23,945     273,945         23,242      23,542     273,542
  9      58       58        4,000      46,312      26,640      26,790     276,790         26,060      26,210     276,210
  10     59       59        4,000      52,827      29,590      29,590     279,590         28,788      28,788     278,788
  11     60       60        4,000      59,669      32,840      32,840     282,840         31,759      31,759     281,759
  12     61       61        4,000      66,852      36,035      36,035     286,035         34,614      34,614     284,614
  13     62       62        4,000      74,395      39,179      39,179     289,179         37,334      37,334     287,334
  14     63       63        4,000      82,314      42,261      42,261     292,261         39,900      39,900     289,900
  15     64       64        4,000      90,630      45,283      45,283     295,283         42,284      42,284     292,284
  16     65       65        4,000      99,361      48,215      48,215     298,215         44,455      44,455     294,455
  17     66       66        4,000     108,530      51,068      51,068     301,068         46,387      46,387     296,387
  18     67       67        4,000     118,156      53,834      53,834     303,834         48,048      48,048     298,048
  19     68       68        4,000     128,264      56,502      56,502     306,502         49,404      49,404     299,404
  20     69       69        4,000     138,877      59,057      59,057     309,057         50,417      50,417     300,417
  21     70       70        4,000     150,021      61,549      61,549     311,549         51,082      51,082     301,082
  22     71       71        4,000     161,722      63,899      63,899     313,899         51,249      51,249     301,249
  23     72       72        4,000     174,008      66,083      66,083     316,083         50,865      50,865     300,865
  24     73       73        4,000     186,908      68,071      68,071     318,071         49,785      49,785     299,785
  25     74       74        4,000     200,454      69,832      69,832     319,832         47,870      47,870     297,870
  26     75       75        4,000     214,677      71,320      71,320     321,320         44,987      44,987     294,987
  27     76       76        4,000     229,610      72,485      72,485     322,485         41,001      41,001     291,001
  28     77       77        4,000     245,291      73,262      73,262     323,262         35,779      35,779     285,779
  29     78       78        4,000     261,755      73,572      73,572     323,572         29,192      29,192     279,192
  30     79       79        4,000     279,043      73,333      73,333     323,333         21,090      21,090     271,090


CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                GENERAL AMERICAN LIFE INSURANCE COMPANY
                   FLEXIBLE PREMIUM JOINT AND LAST SURVIVOR VARIABLE LIFE INSURANCE


POLICY FACE AMOUNT: $250,000                                         MALE PREFERRED NONSMOKER AGE 50
DEATH BENEFIT LEVEL (OPTION B)                                     FEMALE PREFERRED NONSMOKER AGE 50
                                                                             ANNUAL PREMIUM = $4,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 6.00% (NET RATE OF 4.67%)



                                                    ASSUMING CURRENT CHARGES             ASSUMING GUARANTEED CHARGES
                                                    ------------------------             ---------------------------

 END                                   PREMIUM     CASH                                   CASH
  OF                       ANNUAL       ACCUM    SURRENDER      CASH      DEATH         SURRENDER      CASH       DEATH
 YEAR    AGE      AGE      PAYMENT      @ 5%       VALUE        VALUE    BENEFIT          VALUE       VALUE      BENEFIT
---------------------------------------------------------------------------------------------------------------------------
  1      50       50        4,000       4,200       2,337       3,012     253,012          2,337       3,012     253,012
  2      51       51        4,000       8,610       5,867       6,542     256,542          5,867       6,542     256,542
  3      52       52        4,000      13,241       9,562      10,237     260,237          9,548      10,223     260,223
  4      53       53        4,000      18,103      13,425      14,100     264,100         13,382      14,057     264,057
  5      54       54        4,000      23,208      17,468      18,143     268,143         17,372      18,047     268,047
  6      55       55        4,000      28,568      21,771      22,371     272,371         21,595      22,195     272,195
  7      56       56        4,000      34,196      26,347      26,797     276,797         26,051      26,501     276,501
  8      57       57        4,000      40,106      31,121      31,421     281,421         30,668      30,968     280,968
  9      58       58        4,000      46,312      36,108      36,258     286,258         35,445      35,595     285,595
  10     59       59        4,000      52,827      41,312      41,312     291,312         40,381      40,381     290,381
  11     60       60        4,000      59,669      47,119      47,119     297,119         45,846      45,846     295,846
  12     61       61        4,000      66,852      53,188      53,188     303,188         51,489      51,489     301,489
  13     62       62        4,000      74,395      59,535      59,535     309,535         57,300      57,300     307,300
  14     63       63        4,000      82,314      66,160      66,160     316,160         63,262      63,262     313,262
  15     64       64        4,000      90,630      73,079      73,079     323,079         69,354      69,354     319,354
  16     65       65        4,000      99,361      80,272      80,272     330,272         75,547      75,547     325,547
  17     66       66        4,000     108,530      87,766      87,766     337,766         81,815      81,815     331,815
  18     67       67        4,000     118,156      95,562      95,562     345,562         88,128      88,128     338,128
  19     68       68        4,000     128,264     103,664     103,664     353,664         94,449      94,449     344,449
  20     69       69        4,000     138,877     112,071     112,071     362,071        100,734     100,734     350,734
  21     70       70        4,000     150,021     120,896     120,896     370,896        107,021     107,021     357,021
  22     71       71        4,000     161,722     130,035     130,035     380,035        113,110     113,110     363,110
  23     72       72        4,000     174,008     139,473     139,473     389,473        118,928     118,928     368,928
  24     73       73        4,000     186,908     149,196     149,196     399,196        124,308     124,308     374,308
  25     74       74        4,000     200,454     159,181     159,181     409,181        129,076     129,076     379,076
  26     75       75        4,000     214,677     169,392     169,392     419,392        133,057     133,057     383,057
  27     76       76        4,000     229,610     179,784     179,784     429,784        136,059     136,059     386,059
  28     77       77        4,000     245,291     190,295     190,295     440,295        137,889     137,889     387,889
  29     78       78        4,000     261,755     200,848     200,848     450,848        138,340     138,340     388,340
  30     79       79        4,000     279,043     211,352     211,352     461,352        137,175     137,175     387,175


CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                GENERAL AMERICAN LIFE INSURANCE COMPANY
                   FLEXIBLE PREMIUM JOINT AND LAST SURVIVOR VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $250,000                                         MALE PREFERRED NONSMOKER AGE 50
DEATH BENEFIT LEVEL (OPTION B)                                     FEMALE PREFERRED NONSMOKER AGE 50
                                                                             ANNUAL PREMIUM = $4,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 12.00% (NET RATE OF 10.67%)


                                                    ASSUMING CURRENT CHARGES             ASSUMING GUARANTEED CHARGES
                                                    ------------------------             ---------------------------

 END                                   PREMIUM     CASH                                   CASH
  OF                       ANNUAL       ACCUM    SURRENDER      CASH      DEATH         SURRENDER      CASH       DEATH
 YEAR    AGE      AGE      PAYMENT      @ 5%       VALUE        VALUE    BENEFIT          VALUE       VALUE      BENEFIT
---------------------------------------------------------------------------------------------------------------------------
  1      50       50        4,000       4,200       2,527       3,202     253,202          2,527       3,202     253,202
  2      51       51        4,000       8,610       6,465       7,140     257,140          6,465       7,140     257,140
  3      52       52        4,000      13,241      10,821      11,496     261,496         10,807      11,482     261,482
  4      53       53        4,000      18,103      15,639      16,314     266,314         15,593      16,268     266,268
  5      54       54        4,000      23,208      20,970      21,645     271,645         20,867      21,542     271,542
  6      55       55        4,000      28,568      26,941      27,541     277,541         26,750      27,350     277,350
  7      56       56        4,000      34,196      33,616      34,066     284,066         33,290      33,740     283,740
  8      57       57        4,000      40,106      40,980      41,280     291,280         40,470      40,770     290,770
  9      58       58        4,000      46,312      49,109      49,259     299,259         48,351      48,501     298,501
  10     59       59        4,000      52,827      58,081      58,081     308,081         56,998      56,998     306,998
  11     60       60        4,000      59,669      68,396      68,396     318,396         66,889      66,889     316,889
  12     61       61        4,000      66,852      79,806      79,806     329,806         77,760      77,760     327,760
  13     62       62        4,000      74,395      92,433      92,433     342,433         89,698      89,698     339,698
  14     63       63        4,000      82,314     106,395     106,395     356,395        102,792     102,792     352,792
  15     64       64        4,000      90,630     121,837     121,837     371,837        117,137     117,137     367,137
  16     65       65        4,000      99,361     138,886     138,886     388,886        132,831     132,831     382,831
  17     66       66        4,000     108,530     157,726     157,726     407,726        149,990     149,990     399,990
  18     67       67        4,000     118,156     178,540     178,540     428,540        168,734     168,734     418,734
  19     68       68        4,000     128,264     201,526     201,526     451,526        189,195     189,195     439,195
  20     69       69        4,000     138,877     226,904     226,904     476,904        211,514     211,514     461,514
  21     70       70        4,000     150,021     255,146     255,146     505,146        236,038     236,038     486,038
  22     71       71        4,000     161,722     286,337     286,337     536,337        262,709     262,709     512,709
  23     72       72        4,000     174,008     320,770     320,770     570,770        291,697     291,697     541,697
  24     73       73        4,000     186,908     358,766     358,766     608,766        323,094     323,094     573,094
  25     74       74        4,000     200,454     400,675     400,675     650,675        357,008     357,008     607,008
  26     75       75        4,000     214,677     446,872     446,872     696,872        393,563     393,563     643,563
  27     76       76        4,000     229,610     497,767     497,767     747,767        432,890     432,890     682,890
  28     77       77        4,000     245,291     553,799     553,799     803,799        475,141     475,141     725,141
  29     78       78        4,000     261,755     615,439     615,439     865,439        520,485     520,485     770,485
  30     79       79        4,000     279,043     683,206     683,206     933,206        569,083     569,083     819,083


CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                GENERAL AMERICAN LIFE INSURANCE COMPANY
                   FLEXIBLE PREMIUM JOINT AND LAST SURVIVOR VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $250,000                                         MALE PREFERRED NONSMOKER AGE 50
DEATH BENEFIT LEVEL (OPTION C)                                     FEMALE PREFERRED NONSMOKER AGE 50
                                                                             ANNUAL PREMIUM = $4,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 0.00% (NET RATE OF -1.33%)


                                                   ASSUMING CURRENT CHARGES              ASSUMING GUARANTEED CHARGES
                                                   ------------------------              ---------------------------

 END                                   PREMIUM     CASH                                   CASH
  OF                       ANNUAL       ACCUM    SURRENDER      CASH      DEATH         SURRENDER      CASH       DEATH
 YEAR    AGE      AGE      PAYMENT      @ 5%       VALUE        VALUE    BENEFIT          VALUE       VALUE      BENEFIT
---------------------------------------------------------------------------------------------------------------------------
  1      50       50        4,000       4,200       2,147       2,822     250,000          2,147       2,822     250,000
  2      51       51        4,000       8,610       5,294       5,969     250,000          5,294       5,969     250,000
  3      52       52        4,000      13,241       8,398       9,073     250,000          8,385       9,060     250,000
  4      53       53        4,000      18,103      11,458      12,133     250,000         11,419      12,094     250,000
  5      54       54        4,000      23,208      14,477      15,152     250,000         14,393      15,068     250,000
  6      55       55        4,000      28,568      17,528      18,128     250,000         17,377      17,977     250,000
  7      56       56        4,000      34,196      20,614      21,064     250,000         20,367      20,817     250,000
  8      57       57        4,000      40,106      23,656      23,956     250,000         23,285      23,585     250,000
  9      58       58        4,000      46,312      26,655      26,805     250,000         26,126      26,276     250,000
  10     59       59        4,000      52,827      29,610      29,610     250,000         28,886      28,886     250,000
  11     60       60        4,000      59,669      32,866      32,866     250,000         31,899      31,899     250,000
  12     61       61        4,000      66,852      36,071      36,071     250,000         34,812      34,812     250,000
  13     62       62        4,000      74,395      39,227      39,227     250,000         37,609      37,609     250,000
  14     63       63        4,000      82,314      42,326      42,326     250,000         40,277      40,277     250,000
  15     64       64        4,000      90,630      45,370      45,370     250,000         42,794      42,794     250,000
  16     65       65        4,000      99,361      48,335      48,335     250,000         45,138      45,138     250,000
  17     66       66        4,000     108,530      51,233      51,233     250,000         47,290      47,290     250,000
  18     67       67        4,000     118,156      54,056      54,056     250,000         49,228      49,228     250,000
  19     68       68        4,000     128,264      56,798      56,798     250,000         50,928      50,928     250,000
  20     69       69        4,000     138,877      59,449      59,449     250,000         52,361      52,361     250,000
  21     70       70        4,000     150,021      62,065      62,065     250,000         53,539      53,539     250,000
  22     71       71        4,000     161,722      64,572      64,572     250,000         54,334      54,334     250,000
  23     72       72        4,000     174,008      66,955      66,955     250,000         54,701      54,701     250,000
  24     73       73        4,000     186,908      69,196      69,196     250,000         54,525      54,525     250,000
  25     74       74        4,000     200,454      71,273      71,273     250,000         53,687      53,687     250,000
  26     75       75        4,000     214,677      73,159      73,159     250,000         52,062      52,062     250,000
  27     76       76        4,000     229,610      74,819      74,819     250,000         49,511      49,511     250,000
  28     77       77        4,000     245,291      76,213      76,213     250,000         45,877      45,877     250,000
  29     78       78        4,000     261,755      77,289      77,289     250,000         40,987      40,987     250,000
  30     79       79        4,000     279,043      77,990      77,990     250,000         34,581      34,581     250,000


CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                GENERAL AMERICAN LIFE INSURANCE COMPANY
                   FLEXIBLE PREMIUM JOINT AND LAST SURVIVOR VARIABLE LIFE INSURANCE
         m

POLICY FACE AMOUNT: $250,000                                         MALE PREFERRED NONSMOKER AGE 50
DEATH BENEFIT LEVEL (OPTION C)                                     FEMALE PREFERRED NONSMOKER AGE 50
                                                                             ANNUAL PREMIUM = $4,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 6.00% (NET RATE OF 4.67%)


                                                    ASSUMING CURRENT CHARGES            ASSUMING GUARANTEED CHARGES
                                                    ------------------------            ---------------------------

 END                                   PREMIUM     CASH                                   CASH
  OF                       ANNUAL       ACCUM    SURRENDER      CASH      DEATH         SURRENDER      CASH       DEATH
 YEAR    AGE      AGE      PAYMENT      @ 5%       VALUE        VALUE    BENEFIT          VALUE       VALUE      BENEFIT
---------------------------------------------------------------------------------------------------------------------------
  1      50       50        4,000       4,200       2,337       3,012     250,000          2,337       3,012     250,000
  2      51       51        4,000       8,610       5,868       6,543     250,000          5,868       6,543     250,000
  3      52       52        4,000      13,241       9,563      10,238     250,000          9,550      10,225     250,000
  4      53       53        4,000      18,103      13,427      14,102     250,000         13,387      14,062     250,000
  5      54       54        4,000      23,208      17,473      18,148     250,000         17,382      18,057     250,000
  6      55       55        4,000      28,568      21,778      22,378     250,000         21,615      22,215     250,000
  7      56       56        4,000      34,196      26,357      26,807     250,000         26,087      26,537     250,000
  8      57       57        4,000      40,106      31,136      31,436     250,000         30,727      31,027     250,000
  9      58       58        4,000      46,312      36,129      36,279     250,000         35,538      35,688     250,000
  10     59       59        4,000      52,827      41,342      41,342     250,000         40,524      40,524     250,000
  11     60       60        4,000      59,669      47,160      47,160     250,000         46,059      46,059     250,000
  12     61       61        4,000      66,852      53,245      53,245     250,000         51,801      51,801     250,000
  13     62       62        4,000      74,395      59,614      59,614     250,000         57,748      57,748     250,000
  14     63       63        4,000      82,314      66,270      66,270     250,000         63,897      63,897     250,000
  15     64       64        4,000      90,630      73,231      73,231     250,000         70,244      70,244     250,000
  16     65       65        4,000      99,361      80,489      80,489     250,000         76,783      76,783     250,000
  17     66       66        4,000     108,530      88,071      88,071     250,000         83,512      83,512     250,000
  18     67       67        4,000     118,156      95,987      95,987     250,000         90,432      90,432     250,000
  19     68       68        4,000     128,264     104,251     104,251     250,000         97,542      97,542     250,000
  20     69       69        4,000     138,877     112,875     112,875     250,000        104,845     104,845     250,000
  21     70       70        4,000     150,021     121,991     121,991     250,000        112,444     112,444     250,000
  22     71       71        4,000     161,722     131,513     131,513     250,000        120,223     120,223     250,000
  23     72       72        4,000     174,008     141,460     141,460     250,000        128,196     128,196     250,000
  24     73       73        4,000     186,908     151,852     151,852     250,000        136,338     136,338     250,000
  25     74       74        4,000     200,454     162,706     162,706     256,376        144,644     144,644     250,000
  26     75       75        4,000     214,677     174,002     174,002     266,606        153,123     153,123     250,000
  27     76       76        4,000     229,610     185,742     185,742     277,034        161,805     161,805     250,000
  28     77       77        4,000     245,291     197,928     197,928     287,747        170,739     170,739     250,000
  29     78       78        4,000     261,755     210,557     210,557     298,696        179,913     179,913     255,224
  30     79       79        4,000     279,043     223,630     223,630     309,928        189,162     189,162     262,159


CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                              GENERAL AMERICAN LIFE INSURANCE COMPANY
                   FLEXIBLE PREMIUM JOINT AND LAST SURVIVOR VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $250,000                                         MALE PREFERRED NONSMOKER AGE 50
DEATH BENEFIT LEVEL (OPTION C)                                     FEMALE PREFERRED NONSMOKER AGE 50
                                                                             ANNUAL PREMIUM = $4,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 12.00% (NET RATE OF 10.67%)


                                                   ASSUMING CURRENT CHARGES              ASSUMING GUARANTEED CHARGES
                                                   ------------------------              ---------------------------


 END                                   PREMIUM     CASH                                   CASH
  OF                       ANNUAL       ACCUM    SURRENDER      CASH      DEATH         SURRENDER      CASH       DEATH
 YEAR    AGE      AGE      PAYMENT      @ 5%       VALUE        VALUE    BENEFIT          VALUE       VALUE      BENEFIT
---------------------------------------------------------------------------------------------------------------------------
  1      50       50        4,000       4,200       2,527       3,202     250,000          2,527       3,202     250,000
  2      51       51        4,000       8,610       6,465       7,140     250,000          6,465       7,140     250,000
  3      52       52        4,000      13,241      10,823      11,498     250,000         10,809      11,484     250,000
  4      53       53        4,000      18,103      15,642      16,317     250,000         15,599      16,274     250,000
  5      54       54        4,000      23,208      20,976      21,651     250,000         20,880      21,555     250,000
  6      55       55        4,000      28,568      26,950      27,550     250,000         26,775      27,375     250,000
  7      56       56        4,000      34,196      33,630      34,080     250,000         33,336      33,786     250,000
  8      57       57        4,000      40,106      41,000      41,300     250,000         40,550      40,850     250,000
  9      58       58        4,000      46,312      49,139      49,289     250,000         48,482      48,632     250,000
  10     59       59        4,000      52,827      58,125      58,125     250,000         57,207      57,207     250,000
  11     60       60        4,000      59,669      68,459      68,459     250,000         67,213      67,213     250,000
  12     61       61        4,000      66,852      79,897      79,897     250,000         78,253      78,253     250,000
  13     62       62        4,000      74,395      92,563      92,563     250,000         90,433      90,433     250,000
  14     63       63        4,000      82,314     106,583     106,583     250,000        103,875     103,875     250,000
  15     64       64        4,000      90,630     122,104     122,104     266,761        118,710     118,710     259,346
  16     65       65        4,000      99,361     139,259     139,259     293,614        135,019     135,019     284,675
  17     66       66        4,000     108,530     158,228     158,228     322,120        152,914     152,914     311,302
  18     67       67        4,000     118,156     179,194     179,194     352,456        172,527     172,527     339,344
  19     68       68        4,000     128,264     202,360     202,360     384,787        194,004     194,004     368,899
  20     69       69        4,000     138,877     227,947     227,947     419,286        217,498     217,498     400,066
  21     70       70        4,000     150,021     256,431     256,431     456,575        243,382     243,382     433,341
  22     71       71        4,000     161,722     287,898     287,898     496,537        271,619     271,619     468,461
  23     72       72        4,000     174,008     322,641     322,641     539,487        302,394     302,394     505,634
  24     73       73        4,000     186,908     360,981     360,981     585,655        335,837     335,837     544,862
  25     74       74        4,000     200,454     403,268     403,268     635,430        372,088     372,088     586,298
  26     75       75        4,000     214,677     449,873     449,873     689,295        411,298     411,298     630,191
  27     76       76        4,000     229,610     501,198     501,198     747,537        453,636     453,636     676,598
  28     77       77        4,000     245,291     557,672     557,672     810,743        499,285     499,285     725,861
  29     78       78        4,000     261,755     619,749     619,749     879,176        548,456     548,456     778,040
  30     79       79        4,000     279,043     687,925     687,925     953,395        601,362     601,362     833,427



CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.